PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant   X
                         ____

Filed by a Party other than the Registrant ____

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___ Preliminary Proxy Statement
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    6(e)(2))
 X  Definitive Proxy Statement
___
___ Definitive Additional Materials
___ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a

SYNCOR INTERNATIONAL CORPORATION
__________________________________________________________________________
(Name of Registrant as Specified in its Charter)
__________________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X  No fee required
___
___ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

    1)     Title of each class of securities to which transaction applies:

    2)     Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)     Proposed maximum aggregate value of transaction:

    5)     Total fee paid:

___ Fee paid previously with preliminary materials.
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Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)     Amount Previously Paid:

    2)     Form, Schedule or Registration Statement No.:

    3)     Filing Party:

    4)     Date Filed:


[SYNCOR INTERNATIONAL CORPORATION LETTERHEAD]

May 5, 1997

                             NOTICE OF MEETING

DEAR STOCKHOLDER:

      You are cordially invited to attend the Annual Meeting of Stockholders of Syncor International Corporation on Wednesday, June 18, 1997, beginning at 1:00 p.m. local time. The meeting will be held at the Warner Center Hilton Hotel, 6360 Canoga Avenue, Woodland Hills, California 91367.

     Enclosed you will find the Proxy Statement and the Annual Report for the year ended December 31, 1996. This Notice of the Annual Meeting and the Proxy Statement on the following pages cover the formal business of the meeting which includes the election of three of the seven Directors for a three-year term.

      In addition to the usual business of the meeting, you are being asked to consider and approve an amendment to the 1990 Master Stock Incentive Plan(the "Plan" to increase the authorized number of shares available under the Plan in order to provide for continued incentives to the directors, officers and key employees of Syncor. The amendment is critical for us to continue to provide appropriate equity incentives for our key performers who can have a major impact on Syncor's financial results. In addition, you are also being asked to consider and approve an amendment to the Plan to limit the number of shares subject to options that may be granted to any one employee during any given fiscal year. A discussion of the proposals begins on page 22 of the Proxy Statement. We urge you to review the discussion carefully before you vote your proxy.

       We look forward to welcoming you at the forthcoming Annual Meeting. We urge all Syncor stockholders to vote using the enclosed proxy card. Thank you for your continued confidence and support.

Sincerely,

/S/ MONTY FU                      /S/ ROBERT G. FUNARI
_____________________             ___________________________________
MONTY FU                          ROBERT G. FUNARI
CHAIRMAN OF THE BOARD             PRESIDENT AND CHIEF EXECUTIVE OFFICER

                       SYNCOR INTERNATIONAL CORPORATION

                              6464 CANOGA AVENUE
                    WOODLAND HILLS, CALIFORNIA  91367-2407
        _______________________________________________________________

                               PROXY STATEMENT
                    FOR ANNUAL MEETING ON JUNE 18, 1997
        _______________________________________________________________


                       PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited by the Board of Directors of Syncor International Corporation ("SYNCOR" or the "COMPANY") for use at the annual meeting of stockholders of the Company ("ANNUAL MEETING") to be held June 18, 1997 at the Warner Center Hilton Hotel, 6360 Canoga Avenue, Woodland Hills, California 91367-2407, beginning at 1:00 p.m. local time, and any postponement(s) or adjournment(s) thereof. The Company's proxy statement and form of proxy/voting instruction card are being mailed to the stockholders commencing May 5, 1997. Syncor will bear all expenses incurred in connection with the solicitation. In addition to solicitation by mail, proxies may be solicited by Directors, executive officers or employees of Syncor in person or by telephone or otherwise. They will not be specifically compensated for such services.

                             GENERAL INFORMATION

Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Board of Directors of Syncor to act as election inspectors at the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter.

The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or other persons entitled to vote and that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote (even though the same shares are present for quorum purposes and may be entitled to vote on other matters).

Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in any marked proxy accompanying any such unmarked proxies and as summarized elsewhere in this proxy statement.

Your executed proxy may be revoked at any time before it is exercised by filing with the Secretary of Syncor at the principal executive office of Syncor, 6464 Canoga Avenue, Woodland Hills, California 91367-2407, a duly executed written revocation or a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect your right to vote in person should you find it convenient to attend the Annual Meeting.

                               VOTING SECURITIES

The number of shares of the Company's $.05 par value common stock ("COMMON STOCK") outstanding and entitled to vote at the Annual Meeting is 9,929,794 shares. Each share is entitled to one vote, and the stockholders are not entitled to cumulate their votes in the election of Directors. Only stockholders of record at the close of business on April 21, 1997, are entitled to notice and to vote at the Annual Meeting. Shares represented by all valid proxies will be voted according to the instructions contained in the proxies. IN THE ABSENCE OF INSTRUCTIONS, SHARES REPRESENTED BY VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS SHOWN ON THE PROXY. WITH RESPECT TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, THE PROXY HOLDERS WILL VOTE THE PROXY IN ACCORDANCE WITH THEIR BEST JUDGMENT.

The presence, either in person or by proxy, of the persons entitled to vote a majority of Syncor's shares are necessary for a quorum for the transaction of business at the Annual Meeting. A plurality of the votes cast will elect the Directors. Approval of each other proposal to be brought before the Annual Meeting (not including the election of the Directors) will require the affirmative vote of at least the majority in voting interests of the stockholders present, in person or by proxy, at the Annual Meeting and entitled to vote thereon.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Based upon information available to the Company as of March 31, 1997, the following table sets forth certain information concerning persons known to Syncor to own beneficially more than five percent of the outstanding Syncor Common Stock (the only class of Syncor's voting securities). All ownership is direct except as otherwise noted.

=============================================================================

       Name and Address                 Amount and Nature of     Percent of
     of Beneficial Owner                Beneficial Ownership      Class (1)
______________________________________________________________________________
BZW GLOBAL INVESTORS, N.A. (2)                  1,667,734               16.8%
Syncor International Corporation ESSOP
420 Montgomery Street, San Francisco, CA  94163
______________________________________________________________________________
WELLINGTON MANAGEMENT COMPANY (3)               1,396,959               14.0%
75 State Street, Boston, MA 02109
______________________________________________________________________________
VANGUARD SPECIALIZED PORTFOLIOS, INC.             856,559                8.6%
- HEALTH CARE PORTFOLIO
Post Office Box 2600, Valley Forge,
PA 19482-2600
______________________________________________________________________________
MONTY FU (4)                                      698,817                7.0%
6464 Canoga Avenue, Woodland Hills, CA 91367-2407
_____________________________________________________________________________
HEARTLAND ADVISORS, INC.                          619,900                6.2%
790 North Milwaukee Street, Milwaukee, WI 53202
_____________________________________________________________________________
DEERFIELD CAPITAL, L.P. AND                       525,000                5.2%
DEERFIELD MANAGEMENT COMPANY (5)
450 Lexington Avenue, Suite 1930,
New York, NY 10017
=============================================================================

(1) Calculated on the basis of 9,947,094 shares (excluding treasury shares)of Syncor Common Stock outstanding as of March 31, 1997. Percentages are calculated including shares not outstanding which the beneficial owner has a right to acquire within 60 days of March 31, 1997.

(2) BZW Global Investors is the trustee for Syncor's Employees' Savings and Stock Ownership Plan ("ESSOP") and has the right to vote the shares according to the plan and in proportion to the vote of the beneficial owners.

(3)  Includes 856,559 shares reported by Vanguard Specialized Portfolios, Inc.
- Health Care Portfolio.

(4) Includes 18,200 shares not outstanding which Mr. Fu has the right to acquire pursuant to options that are currently exercisable, 9,206 shares owned by Mr. Fu by virtue of his participation in the ESSOP as of March 31, 1997, and 11,600 shares held as trustee for his children.

(5) Arnold H. Snider is the sole stockholder, president and director of Snider Capital Corp., a Delaware corporation which serves as the general partner of Deerfield Capital, L.P. Mr. Snider is also the sole stockholder, president and director of Snider Management Corporation, a Delaware corporation which serves as the general partner of Deerfield Management Company.

                      SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of March 31, 1997, the beneficial ownership of Syncor Common Stock (the only class of Syncor's voting securities) by each Syncor Director, by each nominee and by each of the executive officers named in the "SUMMARY COMPENSATION TABLE." All ownership is direct unless otherwise noted.

==============================================================================
      Name of           Amount and Nature of Beneficial             Percent of
   Beneficial Owner                Ownership                          Class(1)
______________________________________________________________________________
Monty Fu                           698,817 (2)                          7.0%
______________________________________________________________________________
Arnold E. Spangler                  26,700 (3)                          (*)
______________________________________________________________________________
George S. Oki                       19,050 (4)                          (*)
______________________________________________________________________________
Dr. Steven B. Gerber                35,900 (5)                          (*)
______________________________________________________________________________
Dr. Henry N. Wagner, Jr.            38,766 (6)                          (*)
______________________________________________________________________________
Dr. Gail R. Wilensky                29,566 (7)                          (*)
______________________________________________________________________________
Robert G. Funari                    92,315 (8)                          (*)
______________________________________________________________________________
Michael E. Mikity                   34,269 (9)                          (*)
______________________________________________________________________________
Haig S. Bagerdjian                  18,039 (10)                         (*)
______________________________________________________________________________
Jack L. Coffey                      25,404 (11)                         (*)
______________________________________________________________________________
All Directors and executive      1,060,883 (12)                         10.0%
officers as a Group (12
Individuals)
==============================================================================

(1) Calculated on the basis of 9,947,094 shares (excluding treasury shares) of Syncor Common Stock outstanding as of March 31, 1997. Percentages and amounts are calculated including shares not outstanding which the individual has a right to acquire pursuant to options exercisable on March 31, 1997 or within 60 days thereafter. Exceptions are noted for each individual. The executive officers' ESSOP shares are included and separately noted for named executive officers in the following notes. The ESSOP number and percentage are as of March 31, 1997 but does not include matching shares for the first quarter of 1997.

(2) Includes 18,200 shares not outstanding which the person has the right to acquire pursuant to options, 9,206 shares under the ESSOP, and 11,600 shares held as trustee for his children.

(3) Includes 20,200 shares not outstanding which the person has the right to acquire pursuant to options.

(4) Includes 14,550 shares not outstanding which the person has the right to acquire pursuant to options and 3,000 shares held as trustee for his children.

(5) Includes 33,400 shares not outstanding which the person has the right to acquire pursuant to options.

(6) Includes 38,266 shares not outstanding which the person has the right to acquire pursuant to options.

(7) Includes 29,066 shares not outstanding which the person has the right to acquire pursuant to options.

(8) Includes 80,250 shares not outstanding which the person has the right to acquire pursuant to options and 2,065 shares under the ESSOP.

(9) Includes 26,000 shares not outstanding which the person has the right to acquire pursuant to options and 6,769 shares under the ESSOP.

(10) Includes 16,367 shares not outstanding which the person has the right to acquire pursuant to options and 1,672 shares under the ESSOP.

(11) Includes 17,850 shares not outstanding which the person has the right to acquire pursuant to options and 6,554 shares under the ESSOP.

(12) Includes 329,435 shares not outstanding which the individuals as a group have the right to acquire pursuant to options and 32,826 shares under the ESSOP.

(*)  Less than 1%.

                      DIRECTORS AND EXECUTIVE OFFICERS
                 IDENTIFICATION OF DIRECTORS AND NOMINEES

                           ELECTION OF DIRECTORS

In 1986, Syncor stockholders approved staggered three-year terms for Directors. The three nominees named below are successors to the class whose term expires at this Annual Meeting and, if elected, will serve until the Annual Meeting in 2000 when their respective successors are duly elected and qualified. In accordance with Syncor's By-Laws, the Board of Directors unanimously adopted a resolution in August 1996 pursuant to which the number of Directors was fixed at seven. Prior to the resolution, the number of Directors was fixed at eight. Mr. Gene McGrevin was the eighth Director until his resignation from Syncor effective July 3, 1996.

The nominees are described below with brief statements setting forth their present principal occupations, their current ages, the lengths of time they have served as Directors of Syncor (including as a Director of a Syncor predecessor) and their business experience during at least the last five years. The three nominees are currently Directors of Syncor. There are no family relationships between any of the nominees, Directors or executive officers except that Mr. Oki is a brother-in-law of Mr. Fu. Oki Nursery Company, Inc., where Mr. Oki served as Chief Financial Officer until March 1993, and continues to serve as a director, filed Chapter 7 on December 1, 1994 in connection with the dissolution of that company. Iko Land, Inc., where Mr. Oki serves as President, acquired a general partner's interest in a partnership. Subsequent to such acquisition, the partnership elected to restructure under a Chapter 11 plan, and is currently in the process of being wound down.

All of the nominees have indicated their willingness to serve. In the event, however, that any of them should be unable to serve, the proxies named on the enclosed proxy card will vote in their discretion for such other persons as the Board of Directors may recommend, unless the Board of Directors reduces the number of Directors to eliminate any vacancies. Unless otherwise instructed, the proxies will vote for all of the nominees. The shares represented in person and by proxy cannot be voted for more than three nominees.

               NOMINEES FOR ELECTION (CURRENT TERMS EXPIRE IN 1997)

STEVEN B. GERBER, M.D.                              Director since May 1, 1990
                                                                      Age:  43

Mr. Gerber has been Managing Director and pharmaceutical industry analyst for Oppenheimer & Co., Inc. for the past seven years. Dr. Gerber has an M.B.A. in Finance from the University of California, Los Angeles, and is a board-certified internist and cardiologist with subspecialty training in Nuclear Cardiology. He received his M.D. from Tufts University and a B.A. in Psychology from Brandeis University.

ARNOLD E. SPANGLER                               Director since August 9, 1985
                                                                     Age:  48

Mr. Spangler has been a Managing Director of Mancuso & Company, a private merchant banking firm, since 1993. Previously, he was a financial consultant and private investor from 1991 to 1993. From 1989 to 1991, Mr. Spangler was a Managing Director of PaineWebber Incorporated and a Co-Director of its mergers and acquisitions department. From 1983 to 1989, Mr. Spangler was a General Partner in the investment banking firm of Lazard Freres & Co., where he worked primarily in the areas of mergers and acquisitions and financial advising.
Mr. Spangler has a B.S. in Economics and an M.B.A.

DR. GAIL R. WILENSKY                              Director since July 12, 1993
                                                                      Age: 53
Dr. Wilensky's professional career spans 25 years of policy analysis, management, and university-level teaching. She is currently the John M. Olin Senior Fellow at Project HOPE, an international health foundation and chair of the Physician Payment Review Commission. Previously, she served in the White House as Deputy Assistant to the President for Policy Development. Before joining the White House staff, she was the Administrator of the Health Care Financing Administration in the Department of Health and Human Services for two years. As Administrator, she directed the Medicare and Medicaid programs. Dr. Wilensky is a nationally recognized expert on a wide range of health policy and financing issues and has published extensively on health economics
and other policy issues.   Dr. Wilensky has received numerous honors and
awards and is an elected member of the Institute of Medicine of the National Academy of Sciences. She is a member of many professional societies and serves on several professional committees and boards and currently serves as a Trustee of the Combined Benefits Fund of the United Mine Workers of America.

                              ADDITIONAL DIRECTORS

                             TERMS EXPIRING IN 1998

GEORGE S. OKI                                      Director since May 17, 1985
                                                                     Age:  46

Mr. Oki has been the Chairman of the Board of Meta Information Services Inc. since April 1, 1993. Previously, he was the Chairman of the Board of Oki Nursery, Inc., where he was employed since 1975. Mr. Oki was a Director of a predecessor corporation from July 1982 to August 1983 and from December 1984 until its merger into Syncor. Mr. Oki has a B.S. degree in Horticulture from Colorado State University and an M.B.A. from the University of Southern California.

ROBERT G. FUNARI                               Director since January 23, 1995
                                                                      Age: 49


Mr. Funari has served as Chief Executive Officer for Syncor since July 3,1996, and as President since January 14, 1996. Mr. Funari joined Syncor on August 9, 1993, and was appointed Executive Vice President and Chief Operating Officer for Syncor. Prior to joining Syncor, Mr. Funari was Executive Vice President and General Manager for McKesson Drug Company. From 1975 to 1992, Mr. Funari held a number of key management positions with Baxter International and its subsidiaries. His last position with Baxter was as Corporate Vice President and as President of its Pharmaseal Division. Mr. Funari received a Bachelor of Science degree in Mechanical Engineering from Cornell University and an M.B.A. from Harvard Business School.

                             TERMS EXPIRING IN 1999

MONTY FU                                           Director since May 17, 1985
                                                                      Age: 50

Mr. Fu is the Chairman of the Board of Directors of Syncor. Mr. Fu was chairman of the Board and a Vice President of Syncor International Corporation, a California corporation, commencing in 1982 until it merged into a predecessor of Syncor. Mr. Fu was co-founder of Pharmatopes, Inc., and served as Secretary-Treasurer and Director from its inception in 1975 until July 1982 when it was acquired by the Syncor California corporation. Mr. Fu has a B.S. degree in Pharmacy with a specialization in Nuclear Pharmacy.

HENRY N. WAGNER, JR., M.D.                       Director since August 3, 1992
                                                                     Age:  69

Dr. Wagner has spent more than 30 years at The Johns Hopkins University, pioneering radioactive diagnostics and treatments. He is currently a Professor of Medicine, Radiology and Radiological Science and Environmental Health Sciences, as well as the Director of the Divisions of Nuclear Medicine and Radiation Health Sciences. At The Johns Hopkins Hospital, he is Director of the Division of Nuclear Medicine. Dr. Wagner and his work have been nationally and internationally recognized with numerous honors and awards, including the prestigious American Medical Association's Scientific Achievement Award. Dr. Wagner is a member of many professional societies, including the National Academy of Medicine, and serves on several research committees for such organizations as the National Institutes of Health, National Research Council and the Nuclear Regulatory Commission.

                 IDENTIFICATION OF EXECUTIVE OFFICERS

The following persons are all of the executive officers of Syncor. The respective executive officers hold the same or similar positions for Syncor Management Corporation and other wholly owned subsidiaries of Syncor. The executive officers serve at the discretion of the Board of Directors.




                        DIRECTOR AND/OR
NAME                AGE  OFFICER SINCE    POSITION(S)
____                ___  _____________    _____________
Monty Fu            50   May 1985         Director, Chairman of the Board

Robert G. Funari    49   August 1993      Director, President and Chief
                                          Executive Officer (1)

Michael E. Mikity   49   November 1985    Senior Vice President, Treasurer and
                                          Chief Financial Officer

Haig S. Bagerdjian  40   January 1995     Senior Vice President, Business
                                          Development, Secretary and General
                                          Counsel (2)

Jack L. Coffey      45   April 1989       Corporate Vice President, Quality
                                          and Regulatory

Sheila H. Coop      56   November 1992    Corporate Vice President, Human
                                          Resources

Charles A. Smith    44   November 1992    Corporate Vice President, Business
                                          Development

(1) Mr. Funari was elected President effective January 14, 1996 and Chief Executive Officer effective July 3,1996. Prior to July 3, 1996, Mr. Funari was President and Chief Operating Officer.

(2) Since January 1997, Mr. Bagerdjian has also served as a director of Advanced Machine Vision Corporation ("AMVC"), a publicly traded California corporation based in Medford, Oregon (NASDAQ: "ARCCA"). AMVC designs, develops, manufactures and markets machine vision systems that process images not discernible to the human eye. For his services, Mr. Bagerdjian received 100,000 options, 25% of which vested in 1997. The shares underlying his options in AMVC represent less than one percent of the company's outstanding shares.

                  BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

HAIG S. BAGERDJIAN is Senior Vice President, Business Development, Secretary and General Counsel for Syncor, effective October 22, 1996. Mr. Bagerdjian joined Syncor in 1991 as an Associate General Counsel and Assistant Secretary, and became Vice President, Secretary and General Counsel in January 1995. Prior to joining Syncor, from 1987 to 1991, Mr. Bagerdjian worked for Calmark Holding Corporation in various management positions, including the General Counsel for one of its subsidiaries, American Adventure, Inc. Mr. Bagerdjian received a Bachelor of Arts degree from the University of Southern California in International Relations and Slavic Languages and Literature, Certificates in Russian Studies, Strategic Defense and National Security in 1983, and a J.D. from Harvard Law School in 1986. He is admitted to the State Bar of California.

JACK L. COFFEY is Corporate Vice President, Quality and Regulatory, effective July 1, 1996, and previously served as Vice President in various capacities. Most recently, he was Vice President for the Eastern area of Syncor from March 1995 until July 1996. He joined Nuclear Pharmacy, Inc., a predecessor of
Syncor, in 1984 as Director of Radiation Services.   Mr. Coffey received a
Bachelor of Science degree from Cumberland College in 1973 and a Master's Degree in Radiation Biology in 1978 from the University of Tennessee. He is also a Board Certified Health Physicist.

SHEILA H. COOP is Corporate Vice President, Human Resources, for Syncor. Ms. Coop joined Syncor in July 1991, as Director of Human Resources. Prior to joining Syncor, Ms. Coop was a Senior Human Resources Consultant with Jorgensen and Associates. From 1988 to 1990, Ms. Coop was Director, Human Resources for Daylight Transport, Inc., a national transportation company. Ms. Coop received a Bachelor of Science degree from the University of California, Los Angeles, and a Certificate of Professional Designation in Human Resources Management awarded by the University of California, Los Angeles, School of Law and Graduate School of Business in 1983.

MICHAEL E. MIKITY is Senior Vice President, Treasurer and Chief Financial Officer for Syncor. He became Senior Vice President effective June 28, 1996, and previously was Vice President, Treasurer and Chief Financial Officer.
From June 1993 until August 1994, Mr. Mikity served as Vice President and Chief Information Officer for Syncor. From 1983 until June 1993, Mr. Mikity served as Chief Financial Officer and Treasurer of Syncor. Since February 1997, Mr. Mikity has also served as chief executive officer for Syncor Diagnostics, LLC, a joint venture that is owned 50% by Syncor. Mr. Mikity is a certified public accountant and received his Bachelor of Science degree in Accounting in 1973, from the University of Southern California.

CHARLES A. SMITH is Corporate Vice President, Business Development, for Syncor. Mr. Smith joined Nuclear Pharmacy, Inc., a predecessor of Syncor, in 1979 as a Staff Pharmacist. In 1985, he was named a Director of Operations for Syncor. From June 1988 to November 1992, Mr. Smith was the Director of Business Development. Since April 1997, Mr. Smith has also served as president of Syncor Pharmaceuticals, Inc., a newly-formed and wholly-owned subsidiary of Syncor. Mr. Smith received a Pharm. B.S. degree from Drake University, College of Pharmacy in 1977, an M.S. in Pharmaceutical Sciences with emphasis in Clinical Pharmacy in 1979, from the University of the Pacific, and an M.B.A. from Pepperdine University in 1988.

                   INFORMATION CONCERNING OPERATION OF THE
                    BOARD OF DIRECTORS AND ITS COMMITTEES

In order to facilitate the handling of various functions of the Board of Directors, the Board has appointed a standing Audit Committee, Compensation Committee, Nominating Committee, Quality Committee and Officer Director Committee. The Stock Option Committee, which was a standing committee of the Board throughout Fiscal 1996, was dissolved in March 1997.

AUDIT COMMITTEE. The current members of the Audit Committee are George S. Oki, Chairperson, Dr. Steven B. Gerber, and Arnold E. Spangler. Dr. Henry N. Wagner, Jr. was a member of the committee during the year ended December 31, 1996 ("FISCAL 1996"), but ceased to be a member in March 1997. The committee held two meetings during Fiscal 1996. The functions of the Audit Committee include review of those matters that primarily relate to a financial audit of Syncor and its subsidiaries including (i) the findings of the independent auditors, (ii) the accounting principles used by Syncor and actual or impending changes in financial accounting requirements, (iii) the financial and accounting controls, and (iv) the recommendations by the independent auditors.

COMPENSATION COMMITTEE. The current members of the Compensation Committee are Arnold E. Spangler, Chairperson, Dr. Steven B. Gerber and Dr. Gail R. Wilensky. The committee held four meetings during Fiscal 1996. The functions of the Compensation Committee include (i) the review with the Chief Executive Officer, of his performance and the performance of the executive officers whose compensation is the subject of review, (ii) annual review, examination and approval, as needed of salary ranges and salaries for the executive officers and compensation for non-employee Directors and (iii) the review of compensation arrangements involving major acquisitions, salary administration policy, fringe benefit policy and other compensation matters as requested by the Board of Directors. On March 4, 1997, the Compensation Committee also undertook the duty of administering the Company's 1990 Master Stock Incentive Plan, which was previously the duty of the Stock Option Committee until its dissolution.

NOMINATING COMMITTEE. The current members of the Nominating Committee are Dr. Steven B. Gerber, Chairperson, Monty Fu, George S. Oki and Robert G. Funari. The committee met once during Fiscal 1996. The functions of the Nominating Committee include (i) setting-up procedures for locating nominees for the Director positions, (ii) reviewing prospective new members of the Board of Directors and nominations for successive terms of current Board members, and
(iii) making recommendations to the Board of Directors for nominees for Director positions. The Nominating Committee will consider the possible nomination as Directors of persons recommended by stockholders. Any such recommendations should be in writing and should be mailed or delivered to the Company, marked for the attention of the Nominating Committee, on or before the date for receipt of stockholder proposals for the next annual meeting (see "STOCKHOLDER PROPOSALS").

QUALITY COMMITTEE.  The current members of the Quality Committee are Dr. Gail
R. Wilensky, Chairperson, Dr. Henry N. Wagner, Jr., and Robert G. Funari. The committee held one meeting during Fiscal 1996. The functions of the Quality Committee include establishing strategic priorities for quality, assessment and evaluation of quality standards and determining who will carry out the process. The committee also establishes expectations and reviews plans and procedures that improve Syncor's quality standards.

OFFICER DIRECTOR COMMITTEE. The current members of the Officer Director Committee are Monty Fu and Robert G. Funari. The committee held one meeting during Fiscal 1996. The committee was created by the Company's Board of Directors on June 26, 1996 to review current and past compensation of non-employee Directors and to administer the Non-Employee Director Stock Compensation Plan, which was allocated 25,000 shares of the Company's Common Stock to be used to compensate non-employee Directors from time to time. In Fiscal 1996, the Officer Director Committee approved the granting of 500 shares of the Company's Common Stock to each of the non-employee Directors.

STOCK OPTION COMMITTEE. The members of the Stock Option Committee in Fiscal 1996 were Dr. Henry N. Wagner, Jr. Chairperson, Dr. Steven B. Gerber and Arnold E. Spangler. The Stock Option Committee held four meetings during Fiscal 1996. The function of the committee was to administer the Company's 1990 Master Stock Incentive Plan. On March 4, 1997, the Stock Option Committee was dissolved, and its duties were undertaken by the Compensation Committee.

BOARD OF DIRECTORS. During Fiscal 1996, the Board of Directors held nine meetings, four of which were telephonic. All of the Directors attended more than 75 percent of the total number of meetings of the Board of Directors and no Director attended fewer than 75 percent of the total number of meetings held by all Committees of the Board of Directors on which he or she served.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS. Each non-employee Director is paid an annual retainer of $20,000, paid in quarterly payments of $5,000, and $1,000 per day for Board meetings, including one travel day per meeting if traveling from out-of-state. In addition, reasonable, out-of-pocket expenses of a Director incurred in connection with his or her service as a Director is reimbursed by the Company. For Fiscal 1996, including the annual retainer, non-employee Directors were paid as follows: Dr. Gerber, $30,000; Mr. Oki, $30,000; Mr. Spangler, $33,000; Dr. Wagner, $31,000; and Dr. Wilensky, $32,000. Each non-employee Director also received 500 shares of the Company's Common Stock in 1996 pursuant to the Non-Employee Director Stock Compensation Plan, under which non-employee Directors receive, at the discretion of the Officer Director Committee of the Board of Directors, shares of the Company's Common Stock as part of their compensation for their services. The non-employee Directors also received the following travel perquisites in connection with the Board of Directors' meeting held outside of California: Dr. Gerber, $1,754; Mr. Oki, $1,717; Mr. Spangler, $2,016; and Dr. Wilensky, $1,963. Dr.
Wagner also received a speaking honorarium of $1,500. Commencing July 11, 1989, each newly elected non-employee Board member receives on his or her date of election, 10,000 options to purchase shares of the Company's Common Stock and, subject to certain restrictions, an additional 5,000 options following each subsequent Annual Meeting of Stockholders attended by such Director up to a total of 25,000 options, exercisable within a ten year period. On June 26, 1996, Dr. Wilensky received 5,000 options at the exercise price equal to the closing price at the date of the grant. Each of the non-employee Board members has received 25,000 options. In addition, in 1996, pursuant to non-qualified 1995 Stock Incentive Award Agreements outside of the 1990 Master Stock Incentive Plan, Dr. Gerber received 8,400 options, and Dr. Wilensky received 12,400 options.

1990 MASTER STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED (the "1990 MSIP"). The 1990 Master Stock Incentive Plan, amended and restated on November 15, 1993, provides long term incentives for high levels of performance from Directors and employees through the grant of (a) options and (b) other awards such as stock appreciation rights, restricted stock awards and performance share awards ("OTHER AWARDS"). The options granted to the non-employee Directors are fixed in the 1990 MSIP as described above in the paragraph captioned "Compensation of Directors." In March 1997, the Board of Directors delegated its discretion and administrative authority under the 1990 MSIP to the Compensation Committee (the "ADMINISTRATOR"). Previously, the Board of Directors had delegated its discretion and administrative authority to the Stock Option Committee, which was dissolved in March 1997. Options are granted to executive officers and other key employees under the 1990 MSIP at the discretion of the Administrator. The purchase price per option is determined by the Administrator, but in the case of incentive stock options, it must be at least fair market value on the date of grant. The purchase price per option purchased may be paid in cash or by check, by a promissory note if authorized by the Administrator upon terms it determines, or by shares of the Company's Common Stock under certain limitations. Options are subject to a vesting schedule and period determined by the Administrator. However, vesting cannot occur in less than six months from the date of grant and the option period cannot exceed ten years. The 1990 MSIP is qualified under the Internal Revenue Code (the "CODE"). To date, no Other Awards have been granted under the 1990 MSIP, and although the 1990 MSIP permits tandem rights, none of the options granted to date have tandem rights.

EMPLOYEES' SAVINGS AND STOCK OWNERSHIP PLAN ("ESSOP"). Eligible employees may participate in the Company's ESSOP, as amended and restated on June 6, 1996, and as administered pursuant to Section 401(k) of the Code, by contributing up to two percent of their pay through pre-tax payroll deductions for the purchase of the Company's Common Stock. The Company matches such contributions on a share-for-share basis. In addition, participating employees may contribute up to an additional 14 percent of their pay, subject to a maximum dollar amount, to an account with several investment fund choices. The Company will match these additional contributions at the rate of $.50 on the dollar up to the first four percent of such contributions.

EXECUTIVE LIFE INSURANCE PLAN. All executive officers are part of Syncor's life insurance plan receiving coverage computed on the same basis as all salaried employees. In addition, the executive officers each have term life insurance of $250,000, premiums for which are paid by Syncor. Since July 1993, Syncor has also contributed to the split ownership/split dollar plan for Mr. McGrevin. Under that plan, Syncor has an ownership right in a certain life insurance policy of $2,000,000 purchased by Mr. McGrevin. For that right, Syncor agreed to contribute an annual premium equal to $62,000 per year for the first two years of the plan and $77,000 per year for the remaining eight consecutive years of the plan. Syncor made a contribution of $77,000 to the plan in Fiscal 1996. In connection with Mr. McGrevin's resignation, Syncor and Mr. McGrevin agreed to limit Syncor's payment obligations under the plan to one more payment of $77,000 in June 1997 and another payment of $4,641 in June 1998. The plan terminates upon the earlier of: (i) Mr. McGrevin's death,
(ii) Mr. McGrevin's surrender or cancellation of the plan, or (iii) October 8, 2001. Upon a termination event as a result of Mr. McGrevin's death, Syncor shall be reimbursed an amount equal to the cumulative premium payments made by Syncor to the plan. Upon a termination event as a result of the surrender or cancellation of the policy, Syncor shall receive an amount equal to the lesser of the cumulative premiums paid by it or the policy's cash surrender value. Upon a termination event on October 8, 2001, the proceeds of the plan will be distributed to Mr. McGrevin, except for the amount of $359,641 representing the cumulative payments made by Syncor to the plan, which amount will be distributed to Syncor. Finally, Syncor will also continue to pay the premiums under Mr. McGrevin's life insurance policy, life benefit plans, and group life insurance until July 1998.

EXECUTIVE DEFERRAL PLAN. All executive officers, members of the Board of Directors and senior management are eligible to participate in the Executive Deferral Plan (the "DEFERRAL PLAN"). The Deferral Plan allows each participant to defer up to 25 percent, and in the case of non-employee Directors, 100 percent, of his or her annual compensation. The Deferral Plan is designed to defer the payment of taxes on the deferred income until such time as the deferments are distributed to the participants. At retirement (or termination), Syncor makes a contribution on behalf of the participant up to the first 15 percent (100% for non-employee Directors) of the deferred compensation toward the payment of taxes on the value of such deferral distribution. This amount is calculated by applying a 30 percent "gross-up" rate on the amount to be distributed. The Deferral Plan is secured with a "Rabbi Trust" which is responsible for plan investments. Currently, assets are invested in a selection of separate and fixed accounts made available through flexible variable life insurance policies owned by the trust. The Deferral Plan participants select from up to five accounts, including stock, aggressive stock, bond, total return (managed) and fixed. The investment performance of each account selected will determine the returns credited to the individual participant's deferral account value. Syncor bears no investment risk under the Deferral Plan. Each individual policy bears its own investment and policy expenses. It is the total surrender value of each underlying insurance policy that is "grossed-up" for the participant under the circumstances described above.

BENEFITS AGREEMENT. The Company entered into a Benefits Agreement, the form of which was approved by the Board of Directors in November 1989 and amended by the Board on June 20, 1995, with all of its Directors and certain of its employees which provides for accelerated vesting of stock options, deferred incentive earnings and all other awards under the Company's incentive plans in the event of a "change in control" as defined in such Benefits Agreement.

MANAGEMENT INCENTIVE PLANS. For each of Fiscal 1995, Fiscal 1996 and Fiscal 1997, the Company has implemented a Management Incentive Plan (collectively, the "MIPS"): the 1995 Management Incentive Plan (the "1995 MIP"), the 1996 Management Incentive Plan (the "1996 MIP"), and the 1997 Management Incentive Plan (the "1997 MIP"). Each of the MIPs is a three-year plan, and is designed to be consistent with (a) overall Company performance, measured as earnings per share ("EPS") and (b) the employee's individual performance, measured by successfully achieving specific performance goals known as Management by Objectives ("MBOs"). Any amounts payable under the MIPs are subject to several conditions: an eligible employee must have an acceptable performance appraisal; be actively employed by the Company at the end of the year to receive an annual payout; and must successfully achieve his or her MBOs. Each of the MIPs has separate thresholds and targets for each year as described below. Based upon an employee's position, he/she may be eligible for one or more of the following components of the MIPs: (1) Local Achievement Incentive, (2) EPS Incentive, and (3) Long Term Incentive. Only Pharmacy Managers and Senior Pharmacy Managers are eligible for the Local Achievement Incentive. Under the 1996 MIP, if the Company achieves consolidated EPS of $.33 for Fiscal 1996, each executive officer is eligible to receive EPS Incentive awards up to an amount equal to: 45% of the officer's salary if the Company's EPS in its "core business" (as defined in the next sentence) reaches the threshold (the "Threshold") of $.50 in 1996, plus an additional 16% of the officer's salary if the Company's EPS in its core business reaches the target (the "Target") of $.55 in 1996. "Core business" EPS excludes earnings from P.E.T.Net Pharmaceutical Services, LLC and the Company's positron emission tomography radiopharmacies. The Company met the Threshold and Target requirements for 1996. Payment of the EPS Incentive to the eligible employee is made within two months of the end of the calendar year in which such EPS Incentive was earned, subject to confirmation by the Company's independent certified public accountants. The Long Term Incentive component of the 1995 MIP and 1996 MIP is described below in the footnotes to the Long-Term Incentive Plans--Awards in Last Fiscal Year table.

EXECUTIVE VACATIONS AND DISABILITY INSURANCE. Each executive officer receives four weeks of vacation annually and is covered by disability insurance paying up to 70 percent or $15,000 per month, whichever is less, of the executive officer's cash compensation, upon total disability, until the age of 65. The Company will also continue to pay premiums on Mr. McGrevin's disability insurance until July 1998 in accordance with the terms of his employement agreement.

SUMMARY COMPENSATION OF EXECUTIVE OFFICERS.   The following tables and
accompanying notes show the compensation for the Chief Executive Officer, its former Chief Executive Officer, and the four next highest paid executive officers of Syncor and its subsidiaries during Fiscal 1996, the fiscal year ended December 31, 1995 ("FISCAL 1995"), and the fiscal year ended December 31, 1994 ("FISCAL 1994").

                         SUMMARY COMPENSATION TABLE

==============================================================================
                                                Long Term Compensation
                      Annual Compensation        Awards     Payouts
                    ______________________  _______________________
(a)                (b)   (c)    (d)   (e)     (f)       (g)    (h)   (i)


                                      Other   Re-      Securities     All
                                      Annual  stricted Underlying     Other
Name and                              Compen- Stock    Options/ LTIP  Compen-
Principal               Salary  Bonus sation  Award(s) SARs   Payouts sation
Position           Year (1)($) (2)($) (3)($)   ($)       (#) (5)(6)($) (8)($)
______________________________________________________________________________
MONTY FU           1996 233,077 121,500                 50,000 113,280 10,507
Chairman of the    1995 210,000 117,600                         84,000  4,335
Board              1994 222,876                        11,400(4)        9,532
______________________________________________________________________________
ROBERT G. FUNARI   1996 233,077 121,500                50,000  113,280 12,581
President and      1995 210,000 117,600                         84,000  4,335
Chief Executive    1994 210,000                        85,500(4)        4,394
Officer                                                50,000
______________________________________________________________________________
GENE R. MCGREVIN   1996 786,923        246,995         60,000 74,400(7) 8,389
former Vice        1995 310,000 173,600                        124,000  8,437
Chairman and Chief 1994 310,000                        69,000(4)        7,077
Executive Officer
until July 3, 1996
______________________________________________________________________________
MICHAEL E. MIKITY  1996 155,385  87,800                25,000   80,000  9,631
Senior Vice        1995 140,000  78,400                         56,000  3,594
President, Chief   1994 139,808                        10,000           6,004
Financial Officer
and Treasurer
______________________________________________________________________________
HAIG S. BAGERDJIAN 1996 134,539  174,600               35,000   78,800  5,778
Senior Vice        1995 104,667   58,800               15,000   42,000  3,894
President and      1994  93,067                        7,234(4)         1,638
Secretary                                              18,000
______________________________________________________________________________
JACK L. COFFEY     1996 145,770  76,281 63,133         18,500   77,712 10,870
Vice President     1995 150,000  82,992 21,464                  59,280  2,929
                   1994 152,307                        35,700(4)        2,855
==============================================================================

(1) Amounts shown include cash and non-cash compensation earned and received by Executive officers as well as amounts earned but deferred at the election of those Executive officers under the Deferral Plan. Mr. McGrevin's salary includes: (i) $166,923 in regular salary for the period commencing January 1, 1996 until his resignation effective July 3, 1996; and (ii) $620,000 paid to him pursuant to his employment agreement with the Company.

(2) The bonuses shown for 1995 were earned pursuant to the 1995 MIP but were not paid until February 1996. The bonuses shown for 1996 were earned pursuant to the 1996 MIP but were not paid until March 1997. With respect to the bonus for Mr. Bagerdjian in Fiscal 1996, the amount includes: (i) $94,600 received pursuant to the 1996 MIP, (ii) $70,000 received pursuant to the successful settlement of an insurance claim under which Syncor was awarded $1,000,000, and (iii) $10,000 awarded in connection with his receipt of the Chairman's Award from the Company.

(3) Other Annual Compensation in the form of the value of certain perquisites did not, in the aggregate, exceed the amount of $50,000 or 10 percent of the aggregate salary and bonus compensation for the reported period, except as otherwise reported. Syncor accrues amounts for the "grossed-up" component under the Deferral Plan, however, those amounts are not shown as other compensation for the following reasons: (i) each individual policy bears its own investment and policy expenses; (ii) amounts accrued by Syncor are not invested on behalf of the participants; (iii) the actual "grossed-up" component could be zero at the time of retirement or termination. Mr. McGrevin's other annual compensation is comprised of: (i) $58,424 for accrued vacation, holiday and sick pay; (ii) $11,000 for expenses incurred as a result of his relocation to the Company's Atlanta, Georgia office; (iii) $176,368 representing the "gross-up" component under the Deferral Plan described in the "Executive Deferral Plan" section above; and (iv) $1,203 in travel perquisites in connection with the annual meeting of the Board of Directors and officers held outside of California. The amount reported for Mr. Coffey in Fiscal 1995 represents relocation allowance according to the Company's Homeowners' Full Relocation Package in connection with his relocation from the Company's corporate headquarters to Atlanta, Georgia, available to all employees, which included $20,140 paid directly to Mr. Coffey for relocation and $1,324 paid to third parties on his behalf. The amount for Mr. Coffey in Fiscal 1996 represents (i) relocation-related compensation in connection with his relocation from Atlanta, Georgia to the Company's corporate headquarters, comprised of (a) $50,471 as relocation bonus, (b) $8,054 paid to third parties on his behalf, and (c) $1,250 to offset the higher mortgage costs in California (available to Mr. Coffey for a period of 12 months after his relocation), and (ii) $3,093 in travel perquisites in connection with the Company's annual meeting of officers and directors held outside of California.

(4) Exchanged under the repricing offered by the Company on July 14, 1994 when current employees holding stock options under the Company's 1990 Master Stock Incentive Plan had the opportunity to exchange all of their unexercised options with exercise prices of $9.125 and higher for a reduced number of new options with an exercise price equal to the then-current fair market value of $8.50. The exchange formula reduced the number of options, but reestablished motivation at market prices more in keeping with current market conditions. The vesting status of the new option shares was based on the percentage of option shares vested immediately preceding the exchange with all new options having a 10-year expiration date. Certain named executive officers participated in the exchange program.

(5) The payouts described for Fiscal 1996 represent the sum of the payouts earned in 1996 but deferred under the 1995 MIP and the 1996 MIP. For details of how the payouts were derived, see Long-Term Incentive Plans--Awards in Last Fiscal Year below.

(6) The payouts described for Fiscal 1995 represent the payouts earned in 1995 but deferred under the 1995 MIP. Pursuant to the Long Term Incentive component of the 1995 MIP, in Fiscal 1995, program directors, operational directors, general managers, and executive officers of the Company were eligible for incentive compensation in addition to the EPS Incentive as a result of the Company's achieving the EPS Threshold of $.40 and Target of $.45 in Fiscal 1995. The Long Term Incentive for executive officers had three elements: (i) an officer's base salary as of December 31, 1995 multiplied by 12% if the EPS reached the Threshold of $.40 in 1995, which product was multiplied by the percentage of the MBOs achieved by such officer in 1995;
(ii) such officer's base salary multiplied by an additional 12% if the EPS reached the Target of $.45 in 1995, which product was multiplied by such officer's MBOs percentage in 1995; and (iii) to encourage employment longevity, there was an additional element of the Long Term Incentive known as the Company Match, under which the sum of (i) and (ii) above was multiplied by one-third if the Threshold was met or two-thirds if the Target was met. The Company met its EPS Threshold and Target requirements under the 1995 MIP. Payment to the eligible employee of the Long Term Incentive was deferred until the earlier of such employee's termination or December 31, 1997. An eligible employee forfeits all of the Company Match earned under the 1995 MIP in any year if such employee leaves the Company before December 31, 1997.

Mr. Fu and Mr. Funari achieved 100 percent of their MBOs in 1995. Therefore, their Long Term Incentive amount for 1995 was calculated as follows: $210,000 x 12% x 100% = $25,200 for the Threshold component; plus $210,000 x 12% x 100% = $25,200 for the Target Component; plus $50,400 x 2/3 = $33,600 for the Company Match component. Accordingly, the Long Term Incentive amount accrued in 1995 for each of Mr. Fu and Mr. Funari was $84,000.

Mr. McGrevin achieved 100 percent of his MBOs in 1995. Therefore, his Long Term Incentive amount for 1995 was calculated as follows:$310,000 x 12% x 100% = $37,200 for the Threshold component; plus $310,000 x 12% x 100% = $37,200 for the Target component; plus $74,400 x 2/3 = $49,600 for the Company Match component. Accordingly, the Long Term Incentive amount accrued in 1995 for Mr. McGrevin was $124,000.

Mr. Mikity achieved 100 percent of his MBOs in 1995. Therefore, his Long Term Incentive amount for 1995 was calculated as follows: $140,000 x 12% x 100% = $16,800 for the Threshold component; plus $140,000 x 12% x 100% = $16,800 for the Target component; plus $33,600 x 2/3 = $22,400 for the Company Match component. Accordingly, the Long Term Incentive amount for Mr. Mikity in 1995 was $56,000.

Mr. Bagerdjian achieved 100 percent of his MBOs in 1995. Therefore, his Long Term Incentive amount for 1995 was calculated as follows: $105,000 x 12% x 100% = $12,600 for the Threshold component; plus $105,000 x 12% x 100% = 12,600 for the Target component; plus $25,200 x 2/3 = 16,800 for the Company Match component. Accordingly, the Long Term Incentive amount for Mr. Bagerdjian in 1995 was $42,000.

Mr. Coffey achieved 98.8 percent of his MBOs in 1995. Therefore, his Long Term Incentive amount for 1995 was calculated as follows: $150,000 x 12% x 98.8% = $17,784 for the Threshold component; plus $150,000 x 12% x 98.8% =
$17,784 for the Target component; plus $35,568 x 2/3 = $23,712 for the Company Match component. Accordingly, the Long Term Incentive amount for Mr. Coffey in 1995 was $59,280.

(7) The amount for Mr. McGrevin represents the early payout of amounts earned but deferred under the 1995 MIP. The payout was made after his resignation from the Company in July 1996.

(8) The amounts represent premiums paid for term life and disability insurance (see "EXECUTIVE LIFE INSURANCE PLAN") and the dollar value of Syncor's contribution under the ESSOP. Under the ESSOP, named executive officers received the following number of shares of Syncor Common Stock as matching contributions: (i) for Fiscal 1996, valued at an average of $13.38 per share as of December 31, 1996: Mr. Fu, 502, Mr. Funari, 668, Mr. McGrevin, 372, Mr. Mikity, 525, Mr. Bagerdjian, 307, and Mr. Coffey, 589; (ii) for Fiscal 1995, valued at $6.75 per share as of December 31, 1995: Mr. Fu, 511, Mr. Funari, 693, Mr. McGrevin, 325, Mr. Mikity, 541, Mr. Bagerdjian, 290, and Mr. Coffey, 677; and (iii) for Fiscal 1994, valued at $7.00 per share as of December 31, 1994: Mr. Fu, 268; Mr. Funari, 239, Mr. McGrevin, 332, Mr. Mikity, 204, Mr. Bagerdjian, 234, and Mr. Coffey, 272. The amounts for Fiscal 1996 also includes the value of the following bonus shares received by the executive officers under the ESSOP, which shares were allocated to each ESSOP participant according to the percentage of ESSOP shares owned by such participant: Mr. Fu, 34 shares, Mr. Funari, 34 shares, Mr. Mikity, 34 shares, Mr. Bagerdjian, 26 shares, and Mr. Coffey, 31 shares.

             LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR
==============================================================================
                                            Estimated Future Payouts
                                       under Non-Stock Price-Based Plans
______________________________________________________________________________
(a)                (b)      (c)   (d)       (e)         (f)    (g)       (h)

                                  Performance
                            Number   or
                            Of      Other
                            Shares, Period
                            Units   Until
                            or    Maturation                  Company
Name               Plan     Other    or     Threshold  Target  Match  Maximum
                            Rights Payout(1) ($)(2)(3) ($)(4)  ($)(5)  ($)(6)
_____________________________________________________________________________
MONTY FU           1996 MIP  n/a   12/31/98  $23,904  $23,904  $31,872 $79,680
                   1995 MIP  n/a   12/31/97      n/a      n/a   33,600  33,600
______________________________________________________________________________
ROBERT G. FUNARI   1996 MIP  n/a   12/31/98   23,904   23,904   31,872  79,680
                   1995 MIP  n/a   12/31/97      n/a      n/a   33,600  33,600
______________________________________________________________________________
GENE R. MCGREVIN   1996 MIP  n/a        n/a      n/a      n/a    n/a       n/a
                   1995 MIP  n/a   12/31/97      n/a      n/a    n/a 74,400(7)
______________________________________________________________________________
MICHAEL E. MIKITY  1996 MIP  n/a   12/31/98   17,280   17,280   23,040  57,600
                   1995 MIP  n/a   12/31/97      n/a      n/a   22,400  22,400
______________________________________________________________________________
HAIG S. BAGERDJIAN 1996 MIP  n/a   12/31/98   18,600   18,600   24,800  62,000
                   1995 MIP  n/a   12/31/97      n/a      n/a   16,800  16,800
______________________________________________________________________________
JACK L. COFFEY     1996 MIP  n/a   12/31/98   16,200   16,200   21,600  54,000
                   1995 MIP  n/a   12/31/97      n/a      n/a   23,712  23,712
==============================================================================

(1) Pursuant to the 1996 MIP described above, (i) amounts earned under the Long Term Incentive component are not paid until the earlier of an employee's termination from the Company or December 31, 1998, and (ii) all amounts earned under the Company Match element of the Long Term Incentive component are not paid until December 31, 1998. Pursuant to the 1995 MIP described above, (i) amounts earned under the Long Term Incentive component are not paid until the earlier of an employee's termination from the Company or December 31, 1997 and (ii) all amounts earned under the Company Match element of the Long Term Incentive component are not paid until December 31, 1997.

(2) Pursuant to the Long Term Incentive component of the 1996 MIP, program directors, operational directors, general managers, and executive officers of the Company are eligible for incentive compensation in addition to the EPS Incentive, provided that the Company achieves consolidated EPS of $.33. The Long Term Incentive for executive officers has three elements: (i) an officer's base salary for 1996 (as of December 31, 1996 unless otherwise described below) is multiplied by 12% if the EPS for the Company's core business reaches the Threshold of $.50 in 1996, which product is multiplied by the percentage of the MBOs achieved by such officer; (ii) such officer's base salary is multiplied by an additional 12% if the EPS for the Company's core business reaches the Target of $.55 in 1996, which product is multiplied by such officer's MBOs percentage; and (iii) to encourage employment longevity, there is an additional element of the Long Term Incentive known as the Company Match, under which the sum of (i) and (ii) above is multiplied by one-third if the Threshold was met or two-thirds if the Target was met. The Company met its consolidated EPS and its core EPS Threshold and Target requirements under the 1996 MIP. Payment to the eligible employee of the Long Term Incentive is deferred until the earlier of such employee's termination or December 31, 1998. An eligible employee forfeits all of the Company Match earned under the 1996 MIP in any year if such employee leaves the Company before December 31, 1998.

Mr. Fu and Mr. Funari achieved 83 percent of their MBOs in 1996. Therefore, their Long Term Incentive amount for 1996 was calculated as follows: $240,000 x 12% x 83% = $23,904 for the Threshold component; plus $240,000 x 12% x 83% = $23,904 for the Target Component; plus $47,808 x 2/3 = $31,872 for the Company Match component. Accordingly, the Long Term Incentive amount accrued in 1996 for each of Mr. Fu and Mr. Funari was $79,680.

Mr. Mikity achieved 90 percent of his MBOs in 1996. Therefore, his Long Term Incentive amount for 1996 is calculated as follows: $160,000 x 12% x 90% = $17,280 for the Threshold component; plus $160,000 x 12% x 90% = $17,280 for the Target component; plus $34,560 x 2/3 = $23,040 for the Company Match component. Accordingly, the Long Term Incentive amount for Mr. Mikity in 1996 was $57,600.

Mr. Bagerdjian achieved 100 percent of his MBOs in 1996. Therefore, his Long Term Incentive amount for 1996 is calculated as follows: $155,000 x 12% x 100% = $18,600 for the Threshold component; plus $155,000 x 12% x 100% = $18,600 for the Target component; plus $37,200 x 2/3 = 24,800 for the Company Match component. Accordingly, the Long Term Incentive amount for Mr. Bagerdjian in 1996 was $62,000.

Mr. Coffey achieved 90 percent of his MBOs in 1996. Therefore, his Long Term Incentive amount for 1996 is calculated as follows: $150,000 (his base salary as of January 1, 1996) x 12% x 90% = $16,200 for the Threshold component; plus $150,000 x 12% x 90% = $16,200 for the Target component; plus $32,400 x 2/3 =
$21,600 for the Company Match component. Accordingly, the Long Term Incentive amount for Mr. Coffey in 1996 was $54,000.

(3) Pursuant to the Long Term Incentive component of the 1995 MIP, executive officers of the Company are eligible to receive an additional Company Match component as a result of the Company's achieving in Fiscal 1996 its consolidated EPS of $.33, its core business EPS Threshold of $.50, and its core business EPS Target of $.55. Accordingly, the Company Match component for executive officers under the 1995 MIP is two-thirds of the sum of (i) an officer's base salary for 1995 (as of December 31, 1995) multiplied by 12% for achieving the Threshold multiplied by such officer's MBOs percentage in Fiscal 1995, plus (ii) such officer's base salary multiplied by an additional 12% for reaching the Target multiplied by such officer's MBOs percentage. Payment to the eligible employee of the Long Term Incentive is deferred until the earlier of such employee's termination or December 31, 1997. An eligible employee forfeits all of the Company Match earned in any year if such employee leaves the Company before December 31, 1997.

Based on Mr. Fu and Mr. Funari achieving 100 percent of their MBOs in 1995, their Company Match component for 1996 under the 1995 MIP is calculated as follows: 2/3 x $210,000 x 12% x 100% = $16,800 for the Threshold component of the Company Match; plus 2/3 x $210,000 x 12% x 100% = $16,800 for the Target Component of the Company Match. Accordingly, the Company Match in 1996 for each of Mr. Fu and Mr. Funari under the 1995 MIP was $33,600.

Based on Mr. Mikity achieving 100 percent of his MBOs in 1995, his Company Match component for 1996 under the 1995 MIP was calculated as follows: 2/3 x $140,000 x 12% x 100% = $11,200 for the Threshold component of the Company Match; plus 2/3 x $140,000 x 12% x 100% = $11,200 for the Target component of the Company Match. Accordingly, the Company Match in 1996 for Mr. Mikity under the 1995 MIP was $22,400.

Based on Mr. Bagerdjian achieving 100 percent of his MBOs in 1995, his Company Match component for 1996 under the 1995 MIP is calculated as follows: 2/3 x $105,000 x 12% x 100% = $8,400 for the Threshold component of the Company Match; plus 2/3 x $105,000 x 12% x 100% = $8,400 for the Target component of the Company Match. Accordingly, the Company Match in 1996 for Mr. Bagerdjian under the 1995 MIP was $16,800.

Based on Mr. Coffey achieving 98.8% of his MBOs in 1995, his Company Match component for 1995 under the 1995 MIP is calculated as follows: 2/3 x $150,000 x 12% x 98.8% = $11,856 for the Threshold component of the Company Match; plus 2/3 x $50,000 x 12% x 98.8% = 11,856. Accordingly, the Company Match in 1996 for Mr. Coffey under the 1995 MIP was $23,712.

(4) See footnote 2 above for the calculation of the Target component of the Long Term Incentive amount.

(5) See footnote 2 above for the calculation of the Company Match component under the 1996 MIP and footnote 3 above for the calculation of the Company Match component under the 1995 MIP.

(6) For the 1996 MIP, the Maximum is the sum of the Threshold, Target and Company Match. For the 1995 MIP, the Maximum is the Company Match earned in Fiscal 1996 (except for Mr. McGrevin, whose payout is described in footnote 7 below).

(7) The amount for Mr. McGrevin was received in Fiscal 1996 as early payout of amounts earned but deferred under the 1995 MIP. The payout was made after his resignation from the Company in July 1996.

                  OPTION EXERCISES AND YEAR-END VALUES TABLE
               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES
==============================================================================
                                             Number of           Value of
                                      Securities Underlying    Unexercised
                                            Unexercised        In-the-Money
                                            Options/SARs       Options/SARs
                                             at FY-End         at FY-End(1)
                                                (#)                ($)
                                             __________         ___________
                    Shares       Value       Exercisable/       Exercisable/
                  Acquired on  Realized(1)  Unexercisable      Unexercisable
Name              Exercise(#)     ($)            (2)                (3)
______________________________________________________________________________
MONTY FU                                     5,700/55,700       27,788/196,538
______________________________________________________________________________
ROBERT G. FUNARI                           67,750/117,750      330,281/499,031
______________________________________________________________________________
GENE R. MCGREVIN    644,000   4,287,625         0/0                  0/0
______________________________________________________________________________
MICHAEL E. MIKITY                           26,000/30,000       128,850/24,375
______________________________________________________________________________
HAIG S. BAGERDJIAN                          16,367/58,867       75,414/100,727
______________________________________________________________________________
JACK L. COFFEY                              17,850/36,350        87,019/87,019
==============================================================================

(1) Market value of underlying securities at exercise date or year-end, as the case may be, minus the exercise or base price of "in-the-money" options/SARs. Mr. McGrevin exercised his options at $12.875 per share (the closing price of the Company's common stock as traded in NASDAQ on July 12,
1996). In accordance with the standing authorization given by the Company's Board of Directors to purchase the Company's shares in the open market, upon learning that Mr. McGrevin's 644,000 shares were available in the open market, the Company decided to repurchase Mr. McGrevin's shares at $9.75 per share.

(2) Each of the outstanding options were granted with an exercise price of 100 percent of fair market value on the date of grant, for a term (subject to earlier termination following a termination of employment) of five to ten years. The options are exercisable no earlier than six months of the grant date for repriced stock options, and no earlier than the first anniversary of the grant date for all other stock options. The options vest over the course of up to four years. The options were granted under Syncor's 1990 MSIP, or earlier 1981 Master Stock Option Plan (established by the predecessor of Syncor, the "1981 MSOP"), at the discretion of the Board of Directors. Grantees did not pay for options. The 1981 MSOP is not qualified under the Internal Revenue Code. No options under the 1981 MSOP have tandem rights. After the adoption of the 1990 MSIP, no options were granted under the 1981 MSOP. All options that expire or lapse under the MSOP become available for grant under the MSIP.

(3) Based upon a market value of $13.38 per share (the closing price of the Company's Common Stock as traded in NASDAQ on December 31, 1996).

                 OPTION/SAR GRANTS--AWARDS IN LAST FISCAL YEAR
==============================================================================
                                                  Potential Realizable
                                                     Value at Assumed
                                                  Annual Rates of Stock
                                                 Price Appreciation for
             Individual Grants                        Option Term
______________________________________________________________________________
  (a)                (b)        (c)     (d)       (e)        (f)        (g)

                               % of
                               Total
                              Options
                    Number    Granted
                     of         to     Exercise
                  Securities Employees or
                  Underlying    in     Base
                   Options    Fiscal   Price  Expiration
Name               Granted     Year    ($/Sh)    Date      5%($)(1)  10%($)(1)
______________________________________________________________________________
MONTY FU            50,000    13.6%   $10.00    4/30/06    $314,447   $796,871
______________________________________________________________________________
ROBERT G. FUNARI    50,000    13.6     10.00    4/30/06     314,447    796,871
______________________________________________________________________________
GENE R. MCGREVIN    60,000    16.3     10.00    4/30/06         n/a        n/a
______________________________________________________________________________
MICHAEL E. MIKITY   25,000     6.8     14.13    6/26/06     222,078    562,790
______________________________________________________________________________
HAIG S. BAGERDJIAN  35,000     9.5     14.13    6/26/06     310,910    787,906
______________________________________________________________________________
JACK L. COFFEY      18,500     5.0     14.13    6/26/06     164,338    416,465
==============================================================================

(1) Assumes that the market price of Syncor's Common Stock appreciates in value from the date of grant to the end of the option term at the rates indicated. Mr. McGrevin assigned to the Company all of his rights to the 60,000 options granted to him in exchange for $37,500.

No SARs were granted to the executive officers named in the Summary Compensation Table above.

      EMPLOYMENT, SEVERANCE, INDEMNITY AND CHANGE OF CONTROL ARRANGEMENTS

Monty Fu's Employment Agreement. The employment agreement entered into between Syncor and Mr. Fu dated January 1, 1997 (the "FU AGREEMENT") is in effect for a term of one year, and provides for a negotiation period from June 1, 1997 to October 1, 1997, for extension of the term. In the event that Syncor and Mr. Fu do not execute an agreement on or before October 1, 1997 extending the term of his employment beyond the scheduled expiration date of the Fu Agreement, then Mr. Fu's employment with Syncor becomes at-will employment, subject to termination by either Mr. Fu or Syncor, with or without cause, upon 90 days' prior written notice to the other party. The Fu Agreement provides for a base salary in the annual amount of $240,000 and various fringe benefits that may be made available by Syncor to Mr. Fu, including participation in the 1995 MIP, the 1996 MIP, the 1997 MIP, and any other incentive plan that may be prepared and approved by the Board of Directors which are applicable generally to the Company's executives of comparable rank to Mr. Fu. The Fu Agreement provides for various payments to Mr. Fu or his beneficiaries in the event of his death, disability or termination and in the event of a change of control of Syncor. In the event of his death or termination due to disability, a termination for cause, or a voluntary resignation or retirement, Mr. Fu or his beneficiaries would be entitled to receive a payment equal to the prorated portion of Mr. Fu's then current salary and to receive prorated, earned and deferred amounts due under any incentive plan to which Mr. Fu is eligible to participate as funding for the payout of the amounts due under such incentive plan is approved by the Board of Directors; the Company, however, would have no obligation to pay any portion of the Company matching component under such incentive plan. Mr. Fu would also be entitled to exercise any vested stock options for a period of 90 days. In the event of a termination without cause, Mr. Fu would receive the same payments described in the preceding two sentences, plus severance compensation equal to his annual salary payable in biweekly installments. If a termination without cause occurred following a change of control as defined below, the severance compensation to which Mr. Fu would be entitled shall equal two years' salary, which may be made in a lump sum payment in the discretion of Mr. Fu. A change of control occurs under the agreement when (i) 0% or more of Syncor's outstanding voting stock is acquired by a person, or group of related persons not affiliated with Syncor, or (ii) Syncor sells more than 50% of Syncor's assets not in the ordinary course of business, or (iii) the Board of Directors fails to determine a "Qualified Offer" as that term is defined in Section 1(a) of that certain Rights Agreement, dated as of September 8, 1989, between Syncor and the American Stock Transfer & Trust Company.

ROBERT FUNARI'S EMPLOYMENT AGREEMENT. Mr. Funari entered into an employment agreement with Syncor dated January 1, 1997. The material terms of Mr. Funari's employment agreement are identical to the terms of the Fu Agreement described above.

INDEMNITY AGREEMENT. Each non-employee Director and executive officer has an Indemnity Agreement which under certain conditions, provides for indemnification of the Directors or executive officers for the duties performed for Syncor or its subsidiaries and affiliates.

BENEFITS AGREEMENT. In addition, each non-employee Director and executive officer has a Benefits Agreement pursuant to which, under certain limited conditions in the event of a change in control, each receives compensation for one year and all stock options fully vest immediately.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during Fiscal 1996 were Arnold E. Spangler, Chairman, Dr. Steven B. Gerber and Dr. Gail R. Wilensky, all of whom were non-employee Directors. The Compensation Committee, from time to time, for the purpose of gathering information or recommendations includes executive officers, including the Chief Executive Officer, in its deliberations. During Fiscal 1996, none of the Compensation Committee members had a relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K. In addition to the Compensation Committee, the Board of Directors of the Company created a Stock Option Committee to administer the 1990 MSIP and award of stock options. The members of such committee during Fiscal 1996 were Dr. Henry N. Wagner, Jr., Chairman, Dr. Steven B. Gerber and Arnold E. Spangler, and none of such members had a relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K. The Stock Option Committee was dissolved in March 1997, and its duties were assumed by the Compensation Committee.

                    RELATIONSHIP WITH INDEPENDENT AUDITORS

KPMG Peat Marwick LLP was appointed by the Board of Directors as Syncor's independent auditor for the fiscal year ending December 31, 1997. KPMG Peat Marwick LLP was Syncor's independent auditor for Fiscal 1996.

A representative from KPMG Peat Marwick LLP will be present at the Annual Meeting, will have the opportunity to make statements, and will be available to respond to appropriate questions.

               COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                         EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the "1934 ACT"), requires Syncor's Directors and executive officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Additionally, Item 405 of Regulation S-K under the 1934 Act requires the Company to identify in its proxy statement those individuals for whom one of the above-referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. Based solely upon its review of Forms 3, 4 and 5 furnished to the Company, the Company believes that all reports required to be filed during 1996 pursuant to Section 16(a) of the Act were timely filed. In addition, the Company did not become aware during 1996 of any delinquent filings for prior fiscal years.

                          __________________________

The following Report of the Compensation Committee and the Performance Graph included in this proxy statement shall not be deemed to be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the 1934 Act, except to the extent Syncor specifically incorporates this Report or the Performance Graph by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of such Acts.

                    REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee reviews management's suggestions and recommends to the Board of Directors the base salary compensation and the annual incentive compensation of the executive officers and evaluates the executive officers' performance.

In determining the compensation recommendations for all executive officers which the Compensation Committee makes to the Board of Directors, it is the policy and practice of the Compensation Committee to consider the contributions of individual executive officers, the performance and prospects of Syncor over time, and the desirability of attracting and retaining a highly capable and experienced executive officer group. The Internal Revenue Service's regulations, limiting the corporate deductions to $1,000,000 per executive officer, will be taken into consideration in determining total compensation of the executive officers.

In recent years, it has been Syncor's policy to pay to each executive officer a compensation package consisting of a base salary which is relatively low based upon industry comparisons, and annual incentive compensation in the form of a discretionary bonus based upon the performance of the Company and the individual executive officer. The annual incentive compensation is based upon performance levels which include achievement of budgeted net profit before tax and individual objective factors established each year on recommendations of the Chief Executive Officer and approved by the Compensation Committee and the Board of Directors. Such incentive compensation can account for approximately 45 percent of total compensation. Annual incentive compensation for Syncor's executive officers can increase or decrease significantly if individual contribution or Syncor's performance exceeds, or fails to achieve, targeted performance levels.

Mr. Fu's and Mr. Funari's compensation and related benefits are based principally on their rights under their respective employment agreement with Syncor. In addition, Mr. Fu, Mr. Funari, and others are eligible to participate in the 1995 MIP, 1996 MIP, and 1997 MIP, as described above in the section captioned "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS", which is designed to support the achievement of the Company's profit objectives by awarding incentive compensation to executives at or above the manager level who have direct influence in accomplishing the Company's business objectives for 1997 and the other years covered by those plans. In creating the 1995 MIP, the 1996 MIP and the 1997 MIP, the Compensation Committee wanted them to be consistent with (a) overall Company performance, measured as earnings per share and (b) the employee's individual performance, measured by successfully achieving specific performance goals. Departing from the Company's former approach of paying an annual lump sum bonus, the Compensation Committee decided that it is important to divide the incentive compensation resulting in a reduced annual bonus but offering the challenge and opportunity of a long term incentive component. The long term incentive is intended (x) to achieve longer term accountability for planning and execution; (y) to encourage overachievment; and (z) to enhance the retention of highly effective management personnel. In connection therewith, the 1995 MIP, the 1996 MIP and the 1997 MIP were designed as three year plans with separate thresholds and targets for each year based upon Company performance, measured by EPS, and individual performance, measured by MBOs, a goal-oriented method used to evaluate the performance of managers against established objectives. MBOs include three steps: (1) establishing objectives; (2) setting performance standards for each objective; and (3) comparing actual goal attainment against the established objectives. Any amounts calculated for any of the components of the 1995 MIP, the 1996 MIP and the 1997 MIP must be multiplied by the degree to which MBOs were attained by each eligible employee.

The annual incentive compensation is summarized for the Fiscal 1994, 1995 and 1996 in the "SUMMARY COMPENSATION TABLE" and the footnotes thereto. The long term incentive compensation is summarized for Fiscal 1996 in the "LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR" table and the footnotes thereto.

Dated: May 5, 1997         Compensation Committee of
                           the Board of Directors,
                           Syncor International Corporation

                           Arnold E. Spangler, Chairman
                           Dr. Gail R. Wilensky
                           Dr. Steven B. Gerber

                        SYNCOR STOCK PRICE PERFORMANCE

The following chart compares the value of $100 invested in Syncor Common Stock from May 31, 1991, through December 31, 1996, with the similar investment in the NASDAQ Composite (U.S. companies), with the S&P Health Care Composite, and with the S&P SmallCap 600 Health Care (Medical Products & Supplies)
Composite. The NASDAQ Composite (U.S. companies) is an index comprised of all domestic common shares traded on the NASDAQ National Market and the NASDAQ SmallCap Market. The S&P Health Care Composite is a composite index which is weighted among the following S&P indices: Health Care Diversified (38.6%); Health Care Drugs (40.3%); Hospital Management (5.5%); Medical Products and Services (10.2%); Biotechnology (2.5%); Managed Care (2.0%); and Health Care Miscellaneous (0.9%). The S&P SmallCap 600 Health Care (Medical Products & Supplies) Index is a composite index of nineteen health care companies in the S&P SmallCap 600 that primarily provide medical products and supplies, including Syncor (1.4%). The table below shows the value of each such investment on May 31, 1991, 1992 and 1993 and December 31, 1993, 1994, 1995
and 1996, assuming reinvestment of dividend.


[CUMULATIVE TOTAL RETURN GRAPH]




==============================================================================
                              May-91 May-92 May-93 Dec-93 Dec-94 Dec-95 Dec-96
______________________________________________________________________________
Syncor International Corp.     $100   $123   $133   $147   $ 46   $ 44   $ 88
______________________________________________________________________________
NASDAQ Stock Market (U.S.)     $100   $117   $141   $157   $153   $217   $267
______________________________________________________________________________
S&P [Registered Trademark]
Health Care Composite Index    $100   $109   $ 94   $ 96   $108   $171   $206
______________________________________________________________________________
S&P [Registered Trademark]
SmallCap Health Care
(Medical Products & Supplies)  $100   $118   $127   $140   $135   $198   $202
==============================================================================

         PROPOSED AMENDMENTS TO THE 1990 MASTER STOCK INCENTIVE PLAN

At the Annual Meeting, stockholders will be asked to approve two amendments to the Company's 1990 Master Stock Incentive Plan (as amended and restated, the "PLAN") approved by the Board of Directors on April 18, 1997, which would (i) increase the authorized number of shares of Syncor Common Stock available for issue under the Plan by 750,000 shares, and (ii) set the maximum number of shares subject to options that may be granted under the Plan to any one employee during any given fiscal year to 200,000 shares. (For electronic filing purposes only, the Plan without the proposed amendments is attached in the Appendix). As of March 31, 1997, the closing price of Syncor Common Stock (as reported by NASDAQ) was $8.13 per share.

Since 1990, the Plan has provided significant incentives for Directors, officers and key employees of the Company. However, the number of shares of the Company Common Stock remaining available for grants of awards thereunder is insufficient for the continuing needs of Syncor, and Syncor needs additional flexibility in the conditions associated with such awards.

The major provisions of the Plan, including a description of the types of awards that may be granted thereunder, are summarized below. The following summary is qualified in its entirety by reference to the text of the Plan, which was filed as part of the Company's Proxy Statement dated October 4, 1993 for its 1993 Annual Meeting of Stockholders.

ADMINISTRATION. The Plan is administered by the Compensation Committee of the Board or any other Committee of Directors appointed by the Board for purposes of serving as the committee under the Plan ("ADMINISTRATOR"). The Administrator has considerable discretion under the Plan.

GRANTS OF AWARDS. The Administrator in its capacity as grantor of awards, may grant awards to any officer or key employee of Syncor and its subsidiaries. Members of the Board who are not officers or employees of Syncor are not eligible to participate, except that the Plan provides for certain non-discretionary fixed awards to non-employee members of the Board. Each non-employee Director receives a 10,000 share option on date of election and, subject to certain restrictions, an additional 5,000 share option following each annual stockholder meeting, up to a total of 25,000 share options. The options are granted at market price on date of grant, with a term of ten years subject to earlier termination. The five non-employee members of the Board have received awards subject to the same 25,000 option limitation. Each of the non-employee members of the Board has already reached their maximum grants.

Potentially all full-time Syncor employees, including officers who are also Directors, are considered eligible at the present time for discretionary awards under the plan if the Administrator determines that they are "key employees", i.e., able to make key contributions to the success of Syncor. The Administrator also determines which key employees will actually receive awards. There is currently no separate individual maximum number of awards and the specific amounts or benefits to be received pursuant to these amendments are not determinable. Under the proposed amendments, the maximum number of shares subject to options that may be granted to an employee during any given fiscal year will be 200,000 shares.

Typically, the only consideration received by Syncor for the grant of an award will be past and/or the expectation of future services. The number and type of awards under the Plan to be received by any eligible person cannot be determined at this time because no determination has been made as to any specific award except for the non-discretionary Directors' options as described above.

SHARES THAT MAY BE ISSUED UNDER THE PLAN. If the proposal herein is approved by the stockholders, the Plan will authorize an additional 750,000 shares of Common Stock (in addition to the 128,628 shares which remain available (as of April 9, 1997), and the shares which may become available under the Plan from options to purchase 1,140,102 option shares that are currently outstanding (as of April 9, 1997), to the extent they should expire or terminate without being exercised) to be issued in the form of various long-term incentive awards, thereby furthering the purpose of the Plan to provide an additional means to attract and retain Directors, officers and key employees and promoting the success of Syncor. The number and kind of shares available under the Plan as well as under outstanding awards are subject to adjustment in the event of a reorganization or merger in which Syncor is the surviving entity, or a combination, recapitalization, stock split, stock dividend or other similar event which changes the number or kind of shares outstanding. Shares relating to options or SARs which are not exercised and lapse or are terminated, shares relating to restricted stock awards which do not vest, and shares relating to performance share awards which are not issued will again be available for purposes of the Plan. The 750,000 additional shares represent approximately
7.6 percent of Syncor Common Stock issued and outstanding as of March 31, 1997 (excluding treasury shares).

OPTIONS. An option is the right to purchase shares of Syncor Common Stock at a future date at the exercise price (which may be less than fair market value) fixed by the Administrator on the date the option is granted. The purchase price may be paid in cash, with shares of Syncor Common Stock or with such other lawful consideration as the Administrator may approve.

The Administrator will designate each option as a "non-qualified" or an "incentive stock option." For a summary of the differences in the tax treatment of the two types of options, please refer to "Federal Income Tax Consequences" below. Incentive stock options may be subsequently amended in a manner that disqualifies them from such treatment.

Subject to early termination or acceleration provisions (which are summarized below), an option is exercisable, in whole or in part, from the date specified in the related award agreement until the expiration date determined by the Administrator. In no event, however, is an option exercisable prior to six months or after ten years and one day, from its date of grant.

STOCK APPRECIATION RIGHTS. A stock appreciation right ("SAR") is a right to receive payment based on the appreciation in the fair market value of Syncor Common Stock from the date of grant to the date of exercise. In its discretion, the Administrator may grant an SAR concurrently with the grant of an option, which SAR may extend to all or a portion of the shares covered by such option. An SAR is only exercisable at such time, and to the extent, that the related option is exercisable. The number of shares with respect to which SARs are exercised will be charged against the aggregate amount of Syncor Common Stock available under the Plan.
Upon exercise of an SAR, the holder receives, for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price of the related option and the fair market value of a share of Syncor Common Stock on the date of exercise of the SAR. Such amounts may be paid in cash, shares of Syncor Common Stock, or a combination thereof, subject to the discretion of the Administrator. As of March 31, 1997 no SAR was outstanding.

RESTRICTED STOCK AWARDS. A Restricted Stock Award is an award of a fixed number of shares of Syncor Common Stock subject to restrictions. The Administrator specifies the price, if any, the recipient must pay for such shares and the restrictions imposed on such shares. The recipient typically is entitled to dividends and voting rights pertaining to such shares even though they have not vested, so long as such shares have not been forfeited.

PERFORMANCE SHARE AWARDS. A performance share award is an award of a fixed number of shares of Syncor Common Stock, the issuance of which is contingent upon the attainment of such performance objectives, and the payment of such consideration, if any, as specified by the Administrator.

CONTINUATION OF EMPLOYMENT. No option or SAR will be exercisable, no shares subject to a restricted stock award will vest and no performance share award will be paid unless the recipient remains in the continuous employment of Syncor or its subsidiaries for at least six months following the applicable date of grant.

Upon the date a recipient is no longer employed by Syncor or its subsidiaries for any reason, shares subject to the recipient's restricted stock awards which have not become vested by that date or shares subject to the recipient's performance share awards which have not been issued usually will be forfeited in accordance with the terms of the related award agreements. In addition, on such date, the recipient's options which have not yet become exercisable usually will terminate, while options which have become exercisable usually must be exercised within three months from such date or one year from such date if the termination of employment is a result of retirement, death or total disability. Such periods, however, cannot exceed the expiration dates of the options and are subject to extension, acceleration of ability to exercise or amendment in the discretion of the Administrator. SARs have the same termination provisions as the options to which they relate.

OTHER ACCELERATION OF AWARDS; CHANGE IN CONTROL. Upon the occurrence of a merger, liquidation, sale of all the assets, or change in control, which constitutes an "Event" (as defined in the Plan), each option and each SAR will immediately become exercisable, each share covered by a restricted stock award will immediately vest, and each share covered by a performance share award will be issued to the recipient. Such acceleration will automatically occur unless the Administrator, prior to the Event, determines otherwise. The Administrator may (subject to the consent of the holder, where required) substitute awards or modify the terms and conditions of an outstanding award, among other things, to extend the term, accelerate vesting, reduce the price or otherwise preserve or enhance intended benefits, subject to the outer limits of the Plan.

TERMINATION OR CHANGES TO THE PLAN. The Board may amend the Plan, but no amendment may be made without stockholder approval if such approval is required by law. Unless previously terminated by the Board, the Plan will terminate on September 15, 2000.

TAX CONSEQUENCES OF THE PLAN. The federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with the general tax principles applicable to the Plan. State and local tax consequences are beyond the scope of this summary.

NON-QUALIFIED STOCK OPTIONS. No taxable income will be realized by an optionee upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee will realize ordinary income in an amount measured by the excess of the fair market value of the shares on the date of exercise over the option price, and Syncor will be entitled to a corresponding deduction. Upon a subsequent disposition of the shares, the participant will realize short-term or long-term capital gain or loss measured by the difference between the fair market value of the shares on the date of exercise and the amount realized upon disposition of the shares. Syncor will not be entitled to any further deduction at that time.

INCENTIVE STOCK OPTIONS. An optionee who receives an incentive stock option will not be treated as receiving taxable income upon the grant of the option or upon the exercise of the option. However, any appreciation in share value from the date of grant to the date of exercise will be an item of tax preference in determining liability for the alternative minimum tax. If stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the option or within one year after the date of exercise, any gain or loss resulting from disposition of the stock will be treated as long-term capital gain or loss.
If stock acquired upon exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a) "DISQUALIFYING DISPOSITION"), the optionee will realize ordinary income in the year of such disposition in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Any gain in excess of that ordinary income amount generally will be capital gains. However, under a special rule, the ordinary income realized upon a disqualifying disposition will not exceed the amount of the optionee's gain.

Syncor will not be entitled to any deduction as a result of the grant or exercise of an incentive stock option, or on a later disposition of the stock received, except that in the event of a disqualifying disposition Syncor will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

STOCK APPRECIATION RIGHTS. At the time of receiving an SAR, the participant will not recognize any taxable income. Likewise, Syncor will not be entitled to a deduction for the SAR. Upon the exercise of an SAR, the participant will generally recognize ordinary income in an amount equal to the cash and/or fair market value of the shares received. If a participant receives stock, then the amount recognized as ordinary income becomes the participant's tax basis for determining gains or losses (taxable either as short-term or long-term capital gain or loss, depending on whether or not the shares are held for more than one year) on the subsequent sale of such stock. The holding period for such shares commences as of the date ordinary income is recognized. Syncor will be entitled to a deduction in the amount and at a time that the participant first recognizes ordinary income.

RESTRICTED STOCK. The recipient of restricted stock will recognize ordinary income equal to the excess of the fair market value of the restricted stock at the time the restrictions lapse over the amount which the recipient paid for the restricted stock. However, the recipient may elect, within 30 days after the date of receipt, to report the fair market value of the stock as ordinary income at the time of receipt. Syncor may deduct an amount equal to the income recognized by the recipient at the time the recipient recognizes the income.

The tax treatment of restricted stock which is disposed of will depend upon whether the recipient made an election to include the value of the stock in income when awarded. If the recipient made such an election, any disposition after the restrictions lapse will result in a long-term or short-term capital gain or loss depending upon the period the restricted stock is held. If, however, such election is made and for any reason the restrictions imposed on the restricted stock fail to lapse, the individual will not be entitled to a deduction. If an election is not made, disposition after the lapse of restrictions will result in short-term or long-term capital gain or loss equal to the difference between the amount received on disposition and the greater of the amount paid for the stock by the recipient or its fair market value at the date the restrictions lapsed.

PERFORMANCE AWARDS. A participant who has been granted a performance award will not realize taxable income at the time of the grant, and Syncor will not be entitled to a deduction at that time. When an award is paid, whether in cash or shares, the participant will have ordinary income, and Syncor will have a corresponding deduction. The measure of such income and deduction will be the amount of cash and the fair market value of the shares at the time the award is paid.

SPECIAL RULES GOVERNING PERSONS SUBJECT TO SECTION 16(b). Under the federal tax law, special rules may apply to participants in the Plan who are subject to the restrictions on resale of Syncor Common Stock under Section 16(b) of the Securities Exchange Act. These rules, which effectively take into account the Section 16(b) restrictions, apply in limited circumstances and may impact the timing and/or amount of income recognized by these persons with respect to certain stock-based awards under the Plan.

LIMITATIONS ON DEDUCTIBILITY. If, as a result of certain changes in control in Syncor, a participant's options or SARs become immediately exercisable, or if restrictions immediately lapse on restricted stock, or if shares covered by a performance award are immediately issued, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment."
The additional value will be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300 percent of the participant's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such participants's average annual taxable compensation will be subject to a 20 percent non-deductible excise tax in addition to any income tax payable. Syncor will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax. A "change in control" for those purposes is defined in Section 7.1(p)(4) of the Plan.

The amount which may be deducted by Syncor with respect to compensation paid to the Chief Executive Officer and four other most highly compensated Executives is limited to $1 million per tax year for each individual. This limitation does not apply to awards granted under the Plan on or before February 7, 1993, provided that such awards were made pursuant to a written binding contract which has not been materially modified since that date. In addition, certain awards under the Plan may be exempt from the $1 million limit because of a "performance-based" exception.

DIVIDEND EQUIVALENTS. A recipient of a dividend equivalent award will not realize taxable income at the time of grant and Syncor will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant will recognize ordinary income, and Syncor will be entitled to a deduction. The measure of the income and deduction will be the amount of cash and the fair market value of the shares at the time the dividend equivalent award is paid.

STOCK PAYMENTS. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will be taxed as if the cash payment has been received and Syncor will have a deduction in the same amount.

DEFERRED FEES. Participants who defer compensation (including fees) generally will not recognize income gain or loss for federal income tax purposes, when non-qualified stock options are granted in lieu of amounts otherwise payable and Syncor will not be entitled to a deduction at that time. When and to the extent options are exercised, the ordinary rules regarding non-qualified stock options outlined above will apply.

VOTE REQUIRED. To approve the amendments to the Plan, the affirmative vote of the holders of a majority of the shares present or represented and entitled to vote at the meeting is required, assuming the presence of a quorum.

By unanimous telephonic consent of the Directors present on April 18, 1997, the Board of Directors approved the amendments described above and recommends that the stockholders vote FOR approval of the amendments. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies.

                         ANNUAL REPORT TO STOCKHOLDERS

The Annual Report to Stockholders concerning the operations of Syncor for Fiscal 1996 including consolidated financial statements for that period, has been enclosed with this proxy statement.

                     FINANCIAL STATEMENTS AND INFORMATION

Syncor's consolidated financial statements for Fiscal 1996 and management's discussion and analysis of financial condition and results of operations appear in Syncor's Annual Report to Stockholders which accompanies this proxy statement, and are incorporated herein by reference.

                           STOCKHOLDER PROPOSALS

Stockholder proposals for consideration at the Annual Meeting expected to be held on June 16, 1998, must be received by the Company no later than April 17, 1998 in order for such proposals to be included in the proxy materials for the 1998 Annual Meeting. To be included, proposals must be proper under law and must comply with the Rules and Regulations of the Securities and Exchange Commission and the By-Laws of the Company. All such proposals should be addressed to the Secretary of the Company.

                             OTHER MATTERS

The Board of Directors is not aware of any other matters which are to be presented at the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the proxy will vote on such matters in accordance with their judgment.

The above notice and proxy statement are sent by order of the Board of Directors.

                                  /S/ HAIG S. BAGERDJIAN
                                  _______________________
May 5, 1997                       HAIG S. BAGERDJIAN
Woodland Hills, California        Secretary


               AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

UPON WRITTEN REQUEST, SYNCOR WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, EXCEPT FOR EXHIBITS THERETO, FOR THE PERIOD ENDED DECEMBER 31, 1996 FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, TO ANY STOCKHOLDER OF RECORD AT THE CLOSE OF BUSINESS ON APRIL 21, 1997. ANY EXHIBIT WILL BE PROVIDED ON REQUEST UPON PAYMENT OF THE REASONABLE EXPENSES OF FURNISHING THE EXHIBIT. REQUESTS SHOULD BE ADDRESSED TO SYNCOR, TO THE ATTENTION OF INVESTOR RELATIONS, 6464 CANOGA AVENUE,
WOODLAND HILLS, CALIFORNIA 91367-2407, OR TELEPHONE (818) 737-4000.



                           APPENDIX TO PROXY STATEMENT



                         SYNCOR INTERNATIONAL CORPORATION
                         1990 MASTER STOCK INCENTIVE PLAN,
                           AS AMENDED AND RESTATED



                       (WITHOUT THE PROPOSED AMENDMENTS-
                       IN ELECTRONIC FILING VERSION ONLY)

                       SYNCOR INTERNATIONAL CORPORATION

                       1990 MASTER STOCK INCENTIVE PLAN,
                           AS AMENDED AND RESTATED


I.   THE PLAN.

     1.1 PURPOSE. The purpose of this Plan is to promote the success of the Company by providing an additional means to attract, motivate and retain key personnel through the grant of Options and other Awards* that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company.

*For definitions of these and other capitalized terms, see Section 7.1, DEFINITIONS.

     1.2  ADMINISTRATION.

          (a) This Plan shall be administered by the Administrator; provided that the provisions of Section 2.8 with respect to Awards granted to Non-Employee Directors shall be, to the maximum extent possible, self-effectuating and shall not be subject to administrative discretion with respect to the amount, price, or timing of the grant or realization of such Awards. The Administrator may delegate ministerial, nondiscretionary functions to individuals who are officers or employees of the Company.

          (b) Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to identify among Eligible Employees those to whom Awards will be granted and (consistent with express limits of this Plan) the terms of such Awards; to further define the terms used in this Plan and prescribe, amend and rescind rules and regulations relating to the administration of this Plan; either generally or on a case by case base (except with respect to awards granted pursuant to Section 2.8) to establish terms and conditions pertaining to termination of employment, modify or amend any outstanding Award or waive any condition or restriction of an Award, or extend (up to a maximum term of ten (10) years after the initial Award Date) the term or post-termination exercise period of any outstanding Award, or reduce (subject to Sections 2.4, 3.2(d) and 6.5) the minimum vesting period after initial grant to a Participant; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Administrator on the foregoing matters shall be conclusive.

          (c) Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Administrator relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Administrator, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction.

     1.3 PARTICIPATION. Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Administrator shall so determine. Members of the Administrator who are not officers or employees of the Company shall not be eligible to receive Awards, except pursuant to Section 2.8 of this Plan.

     1.4 STOCK SUBJECT TO THE PLAN. The maximum aggregated amount of Common Stock that may be issued after August 31, 1993 pursuant to Awards granted under this Plan shall not exceed the sum of (i) 1,667,506 shares**, plus (ii) up to 785,000 shares which were authorized and subject to options then outstanding under the 1981 Master Stock Option Plan of the Corporation (the "1981 PLAN") but are not issued under the 1981 Plan because of the expiration, cancellation or termination of such options without having been exercised in full, in each case subject to adjustment as set forth in or pursuant to
Section 6.2 (and corresponding provisions of the 1981 Plan, as the case may be).

**This number includes an additional 500,000 shares that were authorized by the Board in July 1993, subject to the approval of stockholders at their next annual meeting.

     1.5 GRANT OF AWARDS. Subject to the express provisions of the Plan, the Administrator shall determine from the class of Eligible Employees those individuals to whom Awards under the Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares of Common Stock subject to each Award. Each Award shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Administrator as are not inconsistent with the purpose and provisions of the Plan.

     1.6 EXERCISE OF AWARDS. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3.

     1.7 SHARE RESERVATION. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that previously have been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable limitations under Rule 16b-3, plus (iii) the maximum number of shares that may be issued after such date of grant pursuant to Awards granted under this Plan or under the 1981 Plan that remain outstanding on such date, does not exceed the share limit in Section 1.4.

     1.8 PROVISIONS FOR CERTAIN CASH AWARDS. The number of Awards under this Plan that are payable solely in cash that would constitute derivative securities but for the exclusion in Rule l6a-1(c)(3)(i) under the Exchange Act ("CASH ONLY AWARDS") shall be determined by reference to the number of shares referenced for purpose of determining the value or price of the Cash Only Award (the "UNDERLYING SHARES"). The maximum number of Cash Only Awards under this Plan shall not, together with the number of shares previously issued and subject to then outstanding Awards payable (or deemed payable) in shares under this Plan, exceed the share limit in Section 1.4. To the extent that any Cash Only Awards expire or are terminated without the cash payment being made, the underlying shares shall again be available under this Plan. Except as limited by Rule 16b-3, if an Award is or may be settled only in cash and satisfies the requirements for exclusion from the definition of derivative securities under Rule 16a-1(c)(3)(ii), such Award need not be counted against any of the limits under Section 1.4 or 1.7 or this Section 1.8.

     1.9 REISSUE OF AWARDS AND SHARES. Other Awards payable in cash or payable in cash or shares that are forfeited or for any reason are not so paid under this Plan, as well as shares subject to Awards that expire or for any reason are terminated and are not issued, shall again, to the extent permitted under Rule 16b-3, be available for subsequent Awards under the Plan.

     1.10 PLAN NOT EXCLUSIVE. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

II.  OPTIONS.

     2.1 GRANTS. One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated by the Administrator as either a Nonqualified Stock Option, an Incentive Stock Option or a Performance Stock Option.

     2.2  OPTION PRICE.

          (a) Subject to applicable law, the purchase price per share of the Common Stock covered by each Option shall be determined by the Administrator, but in the case of any Incentive Stock Option, unless otherwise permitted under the Code, shall not be less than 100% (or 110% in the case of a Participant who owns or under applicable Code provisions is deemed to own more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the incentive Stock Option is granted. The purchase price of any shares purchased on exercise of any Option shall be paid in full at the time of each purchase in one or a combination of the following methods:

              (i) in cash, or by check payable to the order of the Corporation,

              (ii) if authorized by the Administrator or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Corporation, upon the terms and conditions determined by the Administrator, bearing interest at a rate sufficient to avoid imputed interest under the Code, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), or

              (iii) by shares of Common Stock of the Corporation already owned by the Participant; provided, however, the Administrator may in its absolute discretion limit the Participant's ability to exercise an Option by delivering shares, and any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery.

Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

          (b) In addition to the payment methods described in subsection (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a bank or broker to promptly deliver to the Corporation the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Administrator, any applicable tax withholding under Section 6.6. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

          (c) An Option shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 2.2(a) and satisfaction of any applicable tax withholding under Section 6.6, except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 2.2(b).

     2.3 OPTION PERIOD. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the Award Date, and shall be subject to earlier termination as hereinafter provided.

     2.4 EXERCISE OF OPTIONS. Except as otherwise provided in Section 6.4 or in the case of death or Total Disability, no Option shall be exercisable for at least six months after the Award Date. The Administrator may, at any time after grant of the Option and from time to time, increase the number of shares purchasable on or after any particular date so long as the total number of shares then subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 10 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

     2.5  LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS.

          (a) To the extent that the aggregate Fair Market Value of stock with respect to which an Option intended as an Incentive Stock Option first exercisable by a Participant in any calendar year exceeds any applicable limits from time to time imposed under the Code, such options shall be treated as Nonqualified Stock Options. To the extent any discretionary action is necessary to meet any such limits, the Administrator on behalf of the Corporation may, in the manner and to the extent permitted by law, take such action.

          (b) There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in
Section 422 of the Code.

          (c) Unless otherwise permitted under applicable provisions of the Code, no Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns or under applicable Code provisions is deemed to own shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     2.6 PERFORMANCE STOCK OPTIONS. The Administrator may grant Performance Stock Options to Eligible Employees who are deemed by the Administrator to be members of senior management whose performance has a direct relationship to improvement of the earnings of the Company. Vesting of such Options shall be contingent upon attainment of performance objectives measured by compounded earnings growth and such other criteria as may be established by the Administrator.

     2.7  STOCK DEPRECIATION RIGHTS: TAX OFFSET BONUSES.

          (a) The Administrator may grant Stock Depreciation Rights to a Participant who is subject to Section 16(b) of the Exchange Act. Such Stock Depreciation Rights shall be evidenced in the Award Agreement or by means of an amendment to the Award Agreement in the event an employee becomes subject to Section 16(b) of the Exchange Act subsequent to the date of grant of the Option. A Stock Depreciation Right shall entitle such officer or director to a payment by the Company in the event that the Fair Market Value of shares of Common Stock issued pursuant to the exercise of an Option declines during the six month period after exercise while such Common Stock is still held by a Participant to the extent that such shares if sold would be subject to matching liability under Section 16 by virtue of a prior purchase. Payment may be made in cash in an amount per covered share equal to the lesser of (i) the difference between the Fair Market Value of a share of Common Stock on the date of expiration of such six month period and the Fair Market Value of a share of Common Stock on the date of exercise, (ii) the difference between the Fair Market Value of a share of Common Stock on the date of disposition of the covered share and the Fair Market Value of a share of Common Stock on the date of exercise and (iii) the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price. This amount per share shall become payable subsequent to the disposition of the covered shares on or after the expiration of the six month period subject to such conditions, limits and rules as the Administrator may impose, including, without limitation, conditions required to satisfy the applicable regulatory requirements under Rule 16b-3.

          (b) In its discretion the Administrator may, in the Award Agreement, provide for a Tax-Offset Bonus to Participants upon exercise of Nonqualified or Performance Stock Options or to any Participant who elects to make a disqualifying disposition (as defined in Section 422(a)(l) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option. The Tax-Offset Bonus shall be in the form of a cash payment equal to a percentage of the difference between the exercise price and the Fair Market Value on the date of exercise of the Common Stock with respect to which the Bonus is payable. Such percentage shall be designed to offset the impact of additional taxes which result from the exercise of the Option or the disqualifying disposition, as the case may be.

     2.8  OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

          (a) Direct grants of Non-Qualified Stock Options to Non-Employee Directors of the Company, without any action or authorization by the Board or the Administrator, shall be made as follows:

              (i) upon first being appointed or elected as a director, the director shall be granted an Option covering 10,000 shares of Common Stock;

              (ii) thereafter, immediately following each annual meeting held more than six months after the director's original appointment or election date, if the director continues to serve as a director (either because the director's term of office extends beyond such annual meeting or because the director was re-elected at such annual meeting), the director shall be granted an additional Option covering 5,000 shares of Common Stock; and

              (iii) the total number of shares covered by Options granted to a director pursuant to the foregoing provisions shall not exceed 25,000 shares of Common Stock (including, in the case of persons who were Non-Employee Directors of the Company in office at the time this Plan was first approved by the stockholders of the Company in 1990, any Options previously granted by the Company to such persons). The numbers of shares stated in the foregoing sentence shall be subject to adjustment in certain events as provided in
Section 6.2 of this Plan.

          (b) A director who becomes an employee of the Company shall not hereafter receive grants of Options pursuant to the provisions of this Section, and a person who becomes an employee of the Company in connection with and at substantially the same time as his or her election or appointment as a director of the Company shall not receive any grants of options pursuant to this Section.

          (c) Each Option granted pursuant to this Section shall be for a term of ten years or until one year after the director ceases to be a director of the Company, whichever occurs first; shall become exercisable as to one-third of the covered shares twelve months after the date of grant, as to an additional one-third of the covered shares twenty-four months after the date of grant, and as to all covered shares thirty-six months after the date of grant, subject to acceleration as provided in Section 6.4; shall have an exercise price equal to the Fair Market Value of the Common Stock on the date of grant; shall (except to the extent permitted by Rule 16b-3) be exercisable only by the Optionee (or in event of his or her Death or Disability, by the Optionee's Beneficiary or Personal Representative, as the case may be) and shall be nontransferable, except by will or the laws of descent and distribution; shall provide for payment of the exercise price in cash or by delivery of shares of Common Stock valued at their Fair Market Value at the date of exercise; shall not contain any provision for tax offset bonuses, stock appreciation rights, or stock depreciation rights, and shall otherwise conform to the terms and conditions of this Plan.

         (d) The provisions of this Section 2.8 and other provisions of this Plan with respect to the amount, price and timing of securities awarded pursuant to this Section shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or any applicable rules thereunder, or as may otherwise be permitted with respect to formula plan awards under Rule 16b-3.

III. STOCK APPRECIATION RIGHTS.

     3.1 GRANTS. In its discretion, the Administrator may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 3.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder. In its discretion, the Administrator may also grant Stock Appreciation Rights independently of any Option subject to such conditions as the Administrator may in its absolute discretion provide.

     3.2  EXERCISE OF STOCK APPRECIATION RIGHTS.

          (a) A Stock Appreciation Right granted concurrently with an option shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

          (b) In the event that a Stock Appreciation Right granted concurrently with an Option is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

          (c) If a Stock Appreciation Right granted concurrently with an Option extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right.

          (d) A Stock Appreciation Right granted independently of any Option shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

     3.3  PAYMENT.

          (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying

              (1) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

              (2) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

          (b) The Administrator, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Administrator shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option. Notwithstanding the foregoing, the Administrator may, in the Award Agreement, determine the maximum amount of cash or stock or a combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

          (c) Upon exercise of a Stock Appreciation Right granted independently of any Option, the Participant shall be entitled to receive payment of an amount based on a percentage, specified in the Award Agreement, of the difference obtained by subtracting the Fair Market Value per share of Common Stock on the Award Date from the Fair Market Value per share of Common Stock on the date of exercise of the Stock Appreciation Right. Such amount shall be paid as described in paragraph (b)above.

IV.  RESTRICTED STOCK AWARDS.

     4.1 GRANTS. Subject to Section 1.4, the Administrator may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than six (6) months nor later than ten (10) years after the Award Date.

     4.2  RESTRICTIONS.

          (a) Except as provided in or pursuant to Section 6.12, shares of Common Stock comprising Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

          (b) Unless the Administrator otherwise provides, Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

          (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

          (d) Restricted Stock Awards may include performance or other conditions to vesting as the Administrator deems appropriate.

V.   PERFORMANCE SHARE AWARDS.

     5.1 GRANTS. The Administrator may, in its discretion, grant other types of performance-based Awards related to equity of the Company or any part thereof ("Performance Share Awards") to Eligible Employees based upon such factors as the Administrator shall determine. A Performance Share Award Agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the conditions upon which issuance to the Participant shall be based, which issuance shall not be earlier than six (6) months nor later than ten (10) years after the Award Date.

VI.  OTHER PROVISIONS.

     6.1  RIGHTS OF ELIGIBLE EMPLOYEES. Participants and Beneficiaries.

          (a) Adoption of this Plan shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

          (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the employment of such Eligible Employee or Participant, with or without cause. Nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

     6.2  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

          (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the Corporation is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate proportionate, equitable adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards. Corresponding adjustments to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with or the criteria applicable to Restricted Stock Awards or Performance Share Awards shall also be made. Any such adjustments, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related or, in the case of Stock Appreciation Rights granted independently of any Option, based upon the adjustments made to Common Stock.

          (b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, the Plan shall terminate. The Administrator may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combination): (i) for the assumption by the successor corporation (if any) of the Awards theretofore granted or the substitution by such corporation for such Awards of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of securities and/or other property and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Awards shall continue in the manner and under the terms so provided; or (iii) for the payment in cash, securities and/or other property in lieu of and in complete satisfaction of such Awards.

          (c) In adjusting Awards to reflect the changes described in this
Section 6.2, or in determining that no such adjustment is necessary, the Administrator may rely upon the advice of independent counsel and accountants of the Corporation, and the determination of the Administrator shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

     6.3 TERMINATION OF EMPLOYMENT. Unless the Administrator otherwise expressly provides, either in the applicable Award Agreement or by subsequent modification thereof:

          (a) If the Participant's employment by the Company terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by
Section 2.3, three (3) months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Administrator in its sole discretion, all Options shall terminate immediately upon such termination of employment.

          (b) If the Participant's employment by the Company terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, twelve (12) months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable by the date of termination of employment, and any Option not exercisable on that date shall terminate.

          (c) If the Participant's employment by the Company terminates as a result of death while the Participant is employed by the Company or during the twelve (12) month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 2.3, during the twelve (12) month period following the Participant's death, as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

          (d) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The termination provisions and exercisability periods of any Stock Appreciation Right granted independently of an Option shall be established in accordance with Section 3.2(d). The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 2.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

          (e) In the event of termination of employment with the Company for any reason, (i) shares of Common Stock subject to a Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (ii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

          (f) In the event of (or in anticipation of) a Participant's termination of employment with the Company for any reason, other than discharge for cause, the Administrator may, in its discretion, accelerate the exercisability of or increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or (subject to the ten (10)-year limit) extend the period after termination during which the Award may continue to vest and/or be exercisable upon such terms and subject to such conditions as the Administrator shall determine.

          (g) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 6.3 to be a termination of employment of each employee of that entity who does not continue as an employee of another entity within the Company.

     6.4 ACCELERATION OF AWARDS. Except to the extent that prior to an Event the Administrator determines that, upon its occurrence, there shall be no acceleration of Awards held by Participants or determines those Awards held by Participants that will be accelerated and the extent to which they will be accelerated, upon the occurrence of an Event (i) each Option and each related Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions and (iii) the number of shares covered by each Performance Share Award shall be issued to the Participant; subject, however, to compliance with applicable regulatory requirements, including without limitation Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act and Section 422 of the Code.

     6.5 GOVERNMENT REGULATIONS. This Plan, the granting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Corporation, nor cash payments made by the Corporation, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

     6.6  TAX WITHHOLDING.

          (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option or a Performance Stock Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award, the payment of a Performance Share Award, payment pursuant to a Stock Depreciation Right or payment of a Tax-Offset Bonus, the Company shall have the right to require such Participant or such other person to pay by cash, or certified or cashier's check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Administrator may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Administrator may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act.

          (b) The Administrator may, in its discretion, permit a loan from the Company to a Participant in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Administrator may establish.

     6.7  AMENDMENT TERMINATION AND SUSPENSION.

         (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or, subject to Section 2.8(d), any part hereof). The amendment shall be approved by the stockholders to the extent then required by Rule 16b-3, Section 425 of the Internal Revenue Code or any successors thereto, or any other applicable law or rules.

          (b) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of this Plan shall not, without specific action of the Administrator and the consent of the Participant, in any manner materially adverse to the Participant, modify, amend, alter or impair any rights or obligations under any Award previously granted under this Plan.

          (c) No Awards may be granted during any suspension of this Plan or after its termination, but Awards theretofore granted may be amended to the same extent as if this Plan had not been terminated or suspended, provided no additional shares become the subject of the Award by reasons of the amendment.

          (d) The Administrator may, subject to the consent of the Participant in the case of an amendment that might have a material adverse effect on the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable, including an amendment to the terms of any Option to provide that the Option price of the shares remaining subject to the original Award shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Administrator may, in its discretion, make such further modifications of any such Option as are not inconsistent with or prohibited by this Plan.

          (e) Adjustments pursuant to Section 6.2 shall not be deemed amendments requiring the consent of the Participant.

     6.8 PRIVILEGES OF STOCK OWNERSHIP; NONDISTRIBUTIVE INTENT. A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him or her. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of
Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he or she represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Corporation may be listed).

     6.9 EFFECTIVE DATE OF THE PLAN. This Plan shall be effective upon its approval by the Board, subject to approval by the shareholders of the Corporation within 12 months from the date of such Board approval.

     6.10 TERM OF THE PLAN. Unless previously terminated by the Board, this Plan shall terminate at the close of business on September 15, 2000, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted or the authority of the Administrator with respect to then outstanding Awards.

     6.11 GOVERNING LAW. This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

     6.12 TRANSFER RESTRICTIONS.

          (a) Awards constituting derivative securities shall be exercisable only by, and shares, cash or other property payable pursuant to such Awards shall be paid only to, the Participant (or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participant's Personal Representative or, if there is none, to the Participant). Other than by will or the laws of descent and distribution, no such Awards, or interest in or under any such Award or this Plan, shall be transferable or subject in any manner to encumbrance or other charge and any such attempted transfer or charge shall be void.

          (b) The restrictions on exercise, transfer and payment in Section 6.12(a) shall not be deemed to prohibit (1) "cashless exercise" procedures through unaffiliated third parties which provide financing for the purpose of exercising an Award consistent with applicable legal restrictions and Rule 16b-3, nor (2) to the extent permitted by the Administrator and expressly set forth in the Award Agreement or an amendment thereto, transfers without consideration for estate or financial planning purposes, notwithstanding that the inclusion of such features may render the particular Awards ineligible for the benefits of Rule 16b-3, nor (3) in the case of Participants who are not
Section 16 Persons, transfers in such other circumstances as the Administrator may (to the extent consistent with Rule 16b-3, applicable provisions of the Code and applicable securities or other laws) in the applicable Award Agreement or other writing expressly provide, nor (4) the subsequent transfer of shares issued on exercise of a derivative security or the vesting of a Restricted Stock or Performance Share Award (except to the extent that the Award, this Plan or the Administrator otherwise expressly provides).

          (c) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     6.13 LIMITATIONS AS TO SECTION 16 PERSONS; PLAN CONSTRUCTION.

          (a) Notwithstanding any other provision of this Plan except subsection (b), any discretionary Award granted to (or amended for the benefit of) a Section 16 Person shall be subject to the following additional limitations:

              (1) the Award may provide for the issuance of shares of Common Stock as a stock bonus for no consideration other than services rendered or to be rendered; and

              (2) in the event of an Award under which shares of Common Stock are or in the future may be issued for any other type of consideration, the amount of such consideration either (i) shall be equal to the minimum amount (such as the par value of such shares) required to be received by the Company to comply with applicable state law, or (ii) shall be equal to or greater than fifty percent (50%) of the Fair Market Value of the shares of Common Stock on the date of the Award; provided in the case of Restricted Stock Awards, that the consideration shall equal the minimum amount described in clause (i) above (but not more than ten percent (10%) of the Fair Market Value of the stock subject to the Award on the Award Date) and any right to purchase such restricted stock must be exercised within sixty (60) days of the Award Date.

          (b) The limitations in subsection (a) shall be suspended as of September 1, 1994 or such earlier date as the Corporation elects or is required to conform this Plan to the provisions of Rule 16b-3 of the Exchange Act as adopted effective May 1, 1991 or as thereafter amended, except to the extent that the Commission by regulation or staff interpretation determines that such limitations are necessary to conform this Plan to the requirements of, or otherwise secure the benefits available with respect to a conforming "plan" or particular Award, as the case may be, under Rule 16b-3.

          (c) It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of persons who are or may be subject to Section 16 of the Exchange Act satisfies the applicable plan requirements of Rule 16b-3, so that such persons will be entitled (unless otherwise expressly acknowledged in writing) to the benefits of the Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. In furtherance of such intent, if any provision of this Plan or of any Award would otherwise frustrate or otherwise conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision may be deemed void.

VII. DEFINITIONS.

     7.1  DEFINITIONS.

          (a) "ADMINISTRATOR" shall mean (1) on and prior to July 12, 1993, the Board, and, to the extent theretofore delegated authority hereunder, the Compensation Committee of the Board and (2) after July 12, 1993, the Compensation Committee or any other Committee of directors appointed by the Board for purposes of serving as the Committee under this Plan.

          (b) "AWARD" shall mean a Nonqualified Stock Option, an Incentive Stock Option, a Performance Stock Option, a Stock Appreciation Right, a Restricted Stock Award, or a Performance Share Award granted under this Plan.

          (c) "AWARD AGREEMENT" shall mean a written agreement setting forth the terms of an Award.

          (d) "AWARD DATE" shall mean the date upon which the Administrator took the action granting an Award or such later date as is prescribed by the Administrator.

          (e) "AWARD PERIOD" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

          (f) "BENEFICIARY" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death, and shall mean the Award holder's executor or administrator in such circumstances if no other Beneficiary is identified and able to act.

          (g) "BOARD" shall mean the Board of Directors of the Corporation.

          (h) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (i) "COMMISSION" shall mean the Securities and Exchange Commission.

          (j) "COMMITTEE" shall mean a committee of directors satisfying the requirements for disinterested administration under Rule 16b-3.

          (k) "COMMON STOCK" shall mean the Common Stock of the Corporation.

          (l) "COMPANY" shall mean, collectively, Syncor International Corporation and its Subsidiaries.

          (m) "CORPORATION" shall mean Syncor International Corporation and its successors.

          (n) "DISINTERESTED" shall mean disinterested within the meaning of any applicable regulatory requirements, including those set forth in Rule 16b-3 or otherwise promulgated under Section 16 of the Exchange Act.

          (o) "ELIGIBLE EMPLOYEE" shall mean an officer or key employee of the Company.

          (p) "EVENT" shall mean any of the following:

              (1) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

              (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Corporation;

              (3) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

              (4) A Change in Control. A "CHANGE IN CONTROL" shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Administrator cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each new Administrator member was approved by a vote of at least three-fourths of the Administrator members then still in office who were Administrator members at the beginning of such period.

          (q) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (r) "FAIR MARKET VALUE" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Administrator for purposes of the Plan.

          (s) "INCENTIVE STOCK OPTION" shall mean an option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

          (t) "NON-EMPLOYEE DIRECTOR" shall mean a director of the Corporation who is not an officer or key employee of the Company.

          (u) "NONQUALIFIED STOCK OPTION" shall mean an option which is designated as a Nonqualified Stock Option or an option that fails (or to the extent that it fails) to satisfy the applicable requirements under the Code for an Incentive Stock Option.

          (v) "OPTION" shall mean an option to purchase Common Stock under this Plan. An Option shall be designated by the Administrator as a Nonqualified Stock Option, an Incentive Stock Option, or a Performance Stock Option.

          (w) "OPTIONEE" shall mean the person to whom an Option is granted.

          (x) "PARTICIPANT" shall mean an Eligible Employee who has been awarded an Award.

          (y) "PERFORMANCE SHARE AWARD" shall mean an award of shares of Common Stock, issuance of which is contingent upon attainment of performance objectives specified by the Administrator.

          (z) "PERFORMANCE STOCK OPTION" shall mean an option granted under
Section 2.6 of this Plan, the exercise of which is contingent upon the attainment of specified performance objectives.

         (aa) "PERSONAL REPRESENTATIVE" shall mean the legal representative or representatives who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

         (bb) "PLAN" shall mean the this 1990 Master Stock Incentive Plan, as amended and restated.

         (cc) "RESTRICTED STOCK" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

         (dd) "RESTRICTED STOCK AWARD" shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

         (ee) "RETIREMENT" shall mean retirement at normal retirement date with the consent of the Company.

         (ff) "RULE 16b-3" means Rule 16b-3 under Section 16 of the Exchange Act, as applicable to this Plan (taking into consideration relevant transition period provisions) and as the same may be amended from time to time.

         (gg) "SECTION 16 PERSON" means a person subject to the reporting requirements of Section 16(a) of the Exchange Act.

         (hh) "SECURITIES ACT" shall mean the Securities Act of 1933.

         (ii) "STOCK APPRECIATION RIGHT" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in the applicable Section of this Plan or in the Award Agreement with respect thereto.

         (jj) "STOCK DEPRECIATION RIGHT" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in the applicable Section of this Plan or in an Award Agreement providing for such right.

         (kk) "SUBSIDIARY" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

         (ll) "TAX-OFFSET BONUS" shall mean a bonus payable upon exercise of a nonstatutory Option or upon a disqualifying disposition of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, determined as provided in the applicable Section of this Plan or in an Award Agreement providing for such Bonus.

         (mm) "TOTAL DISABILITY" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.